SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.

      ------------------------------------------------------------


                                FORM 8-K

                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported) September 8, 1997



                     PRIMEDEX HEALTH SYSTEMS, INC.
         [Exact Name of Registrant as specified in its Charter]




New York                       0-19019                         13-3326724
[state or other           [Commission File No.]             [IRS Employer
jurisdiction of                                            Identification No.]
incorporation]




          1516  Cotner  Avenue,  Los  Angeles,   CA  90025-3303  [Address  of
           principal executive offices; ZIP Code]





    Registrant's Telephone No., including Area Code: (310) 478-7808



              Former address, if changed since last report
                           Page 1 of 46 Pages
                        Exhibit Index on Page 2




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Item 2.           Acquisition or Disposition of Assets.

            On September 8, 1997, Registrant sold its Future Diagnostics, Inc. ("FDI") subsidiary to Preferred Health Management, Inc., an unrelated third party, for $13,500,000 payable $9,761,853 cash, a two year $2,000,000 promissory note bearing interest at 10% per annum with a $1,000,000 principal payment due in one year with the balance of the purchase price consisting of assumption of outstanding liabilities connected with the subsidiary's assets. The promissory note is secured by the subsidiary's accounts receivable. FDI arranges for the provision of diagnostic imaging services through a network of contracted imaging centers, which in turn provide imaging services to insurance companies, health plans and other health care payers.

            Registrant retained the portion of FDI's business related to radiology management services, and in particular physician utilization review, which is in keeping with Registrant's intent to concentrate on the development and expansion of its core business of radiology practice management, information management systems and utilization review/management.

  item 7.     Financial Statements,Pro Forma Financial Information and Exhibits.

   (c) Exhibits. The following exhibit is furnished with this Current Report:

            Exhibit No.                   Document
               2                          Stock Purchase Agreement whereby
                                         Registrant sold its Future Diagnostics,
Inc.                                            subsidiary

                                  SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PRIMEDEX HEALTH SYSTEMS, INC.


Dated:  September 9, 1997     By: /s/ Howard G. Berger
                                  --------------------------------
                                  Howard G. Berger, M.D., President

                           STOCK PURCHASE AGREEMENT


   THIS STOCK PURCHASE AGREEMENT is entered into as of September 3, 1997, by and among PREFERRED HEALTH MANAGEMENT, INC., a Delaware corporation (the "Purchaser"), FUTURE DIAGNOSTICS, INC., a California corporation ("FDI"), RADNET MANAGED IMAGING SERVICES, INC., a California corporation ("RadNet") and PRIMEDEX HEALTH SYSTEMS, INC., a New York corporation ("Primedex"). Certain capitalized terms used in this Agreement are defined on Exhibit A.

                                   RECITALS

   A. FDI is a wholly-owned subsidiary of RadNet, which is a wholly-owned subsidiary of Primedex.

   B. RadNet wishes to sell all of the outstanding capital stock of FDI (the "Shares") to the Purchaser on the terms set forth in this Agreement.

                                   AGREEMENT

   The Purchaser, FDI, RadNet and Primedex, intending to be legally bound, agree as follows:

SECTION 1.     SALE AND PURCHASE OF SHARES; RELATED TRANSACTIONS

   1.1 Sale and Purchase of Shares. At the Closing, RadNet shall sell, assign, transfer and deliver the Shares to the Purchaser, and the Purchaser shall purchase the Shares from RadNet, on the terms and subject to the conditions set forth in this Agreement.

   1.2   Purchase Price.

         (a) The aggregate purchase price payable by the Purchaser for the Shares (the "Purchase Price") shall be Thirteen Million Five Hundred Dollars ($13,500,000). The Purchase Price shall be paid by the Purchaser to RadNet as follows:

               (i) Purchaser will execute a Promissory Note in the principal amount of $2,000,000 to RadNet in substantially the form attached hereto as Exhibit B-1 (the "Note"). The Note will bear interest, payable quarterly, at an annual rate of ten percent (10%), will be due as to $1,000,000 on the first anniversary of the Closing Date, and will be due as to the remaining principal amount on the second anniversary of the Closing Date.

               (ii) Purchaser will assume the $898,901.40 remaining balance of RadNet's obligations under clauses (b)(iii), (b)(iv) and (b)(v) of Section 2 of the Stock Purchase Agreement dated November 14, 1995 among Primedex, RadNet and the shareholders of FDI.

               (iii) Through its purchase of the Shares, Purchaser will assume Net Provider Site Obligations as of September 3, 1997 of $839,246.00.

               (iv) The remaining purchase price of a total of $9,761,852.60 will be payable in cash, by wire transfer of immediately available funds to RadNet's designated account, or at RadNet's option by certified or bank cashier's check.

               (v) All of the Purchaser's liabilities pursuant to Sections 1.2(a)(i) and (ii) will be secured by a pledge of accounts receivable of FDI pursuant to a Security Agreement in substantially the form attached hereto as Exhibit B-2.

   1.3   Closing.

         (a) The closing of the sale of the Shares to the Purchaser (the "Closing") shall take place at the offices of Cooley Godward LLP, 3000 El Camino Real, Palo Alto, California 94306 at 10:00 a.m. Pacific Time on September __, 1997 or at such other place or time as the Purchaser and FDI may jointly designate. For purposes of this Agreement, "Closing Date" shall mean to the time and date as of which the Closing actually takes place.

         (b) At the Closing:

               (i) RadNet shall deliver to the Purchaser the stock certificates representing the Shares, duly endorsed (or accompanied by duly executed stock powers); and

               (ii) Purchaser shall deliver to RadNet the Purchase Price for the Shares.

   1.4   Post-Closing Adjustments.

         (a) After September 3, 1997, FDI shall continue to post in its books of account (i) accounts receivable which arose at or prior to the close of business on September 3, 1997 but were not yet recorded in the books and records of FDI as of the close of business on September 3, 1997 (the "Subsequent A/R") and (ii) provider site obligations for PPO network medical services which arose at or prior to the close of business on September 3, 1997 but were not yet recorded in the books and records of FDI as of the close of business on September 3, 1997 (the "Subsequent A/P"). As soon as possible after the Closing, FDI shall calculate the aggregate amount of all compensation (including salary and wages), vacation pay and sick pay (if any) accrued and unpaid as of the close of business on the Closing Date (the "Employee Liabilities"). Ninety (90) days after the Closing Date (or sooner if the parties agree in writing that the records are then complete) (such date, the "Adjustment Date"), the parties shall effect a post-closing adjustment, as follows. If the amount of the Subsequent A/R exceeds the sum of the Subsequent A/P and Employee Liabilities, then the Purchaser shall pay the amount of such excess to RadNet. If the sum of the Subsequent A/P and Employee Liabilities exceeds the Subsequent A/R, then RadNet will pay the amount of such excess to the Purchaser.

SECTION 2.     REPRESENTATIONS AND WARRANTIES OF FDI, RADNET AND PRIMEDEX

   Except as disclosed on the Disclosure Schedule attached hereto as Exhibit D, FDI, RadNet and Primedex jointly and severally represent and warrant to and for the benefit of the Indemnitees, as follows:

   2.1   Due Organization; No Subsidiaries; Etc.

         (a) FDI is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all necessary power and authority:

               (i) to conduct its business in the manner in which its business is currently being conducted;

               (ii) to own and use its assets in the manner in which its assets are currently owned and used; and

               (iii) to perform its obligations under all FDI Contracts.


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



         (b) FDI has never conducted any business under or otherwise used, for any purpose or in any jurisdiction, any fictitious name, assumed name, trade name or other name, other than the name "Future Diagnostics, Inc."

         (c) FDI is not required to be qualified, authorized, registered or licensed to do business as a foreign corporation in any jurisdiction other than the jurisdictions identified in Part 2.1 of the Disclosure Schedule and in such other jurisdictions where the failure to be so qualified, authorized, registered or licensed to do business as a foreign corporation would not have a material adverse effect on FDI. FDI is in good standing as a foreign corporation in each of the jurisdictions identified in Part 2.1 of the Disclosure Schedule.

         (d) Part 2.1 of the Disclosure Schedule accurately sets forth (i) the names of the members of FDI's board of directors, (ii) the names of the members of each committee of FDI's board of directors, and (iii) the names and titles of FDI's officers.

         (e) Neither FDI nor any of its stockholders has ever approved, or commenced any proceeding or made any election contemplating, the dissolution or liquidation of FDI or the winding up or cessation of FDI's business or affairs.

         (f) FDI has no subsidiaries, and FDI has never owned, beneficially or otherwise, any shares or other securities of, or any direct or indirect interest of any nature in, any Entity.

   2.2   Articles of Incorporation and Bylaws; Records.

         (a) FDI has delivered to the Purchaser accurate and complete copies of:

               (i) FDI's articles of incorporation and bylaws, including all amendments thereto;

               (ii)  the stock records of FDI; and

               (iii) the minutes and other records of the meetings and other proceedings (including any actions taken by written consent or otherwise without a meeting) of the stockholders of FDI, the board of directors of FDI and all committees of the board of directors of FDI.

There have been no formal meetings or other formal proceedings of the stockholders of FDI, the board of directors of FDI or any committee of the board of directors of FDI that are not fully reflected in such minutes or other records.

         (b) There has not been any material violation of any of the provisions of FDI's articles of incorporation or bylaws or of any resolution adopted by FDI's stockholders, FDI's board of directors or any committee of FDI's board of directors; and no event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) constitute or result directly or indirectly in such a violation.

         (c) The books of account, stock records, minute books and other records of FDI are accurate, up-to-date and complete, and have been maintained in accordance with sound and prudent business practices. All of the records of FDI are in the actual possession and direct control of FDI. FDI has in place an adequate and appropriate system of internal controls which is at least as comprehensive and effective as the systems of internal controls customarily maintained by Comparable Entities.



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



   2.3   Capitalization, Etc.

         (a) The authorized capital stock of FDI consists of 10,000 shares of common stock, no par value of which 2,717 shares (constituting all of the Shares) have been issued and are outstanding.

         (b) RadNet has, and the Purchaser will acquire at the Closing, good and valid title to the Shares free and clear of any Encumbrances. All of the Shares are held beneficially and of record by RadNet.

         (c) All of the Shares (i) have been duly authorized and validly issued,
(ii) are fully paid and non-assessable, and (iii) have been issued in full compliance with all applicable securities laws and other applicable Legal Requirements.

         (d)   There is no:

               (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of FDI;

               (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of FDI;

               (iii) Contract or understanding under which FDI is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities; or

               (iv) condition or circumstance that may directly or indirectly give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of FDI.

         (e) FDI has never repurchased, redeemed or otherwise reacquired any shares of capital stock or other securities.

   2.4   Financial Statements.

         (a) FDI has delivered to the Purchaser the following financial statements and notes (collectively, the "FDI Financial Statements"):

               (i) the balance sheets of FDI as of October 31, 1995 and 1996, and the related statements of operations of FDI for the years then ended; and

               (ii) the unaudited balance sheet of FDI as of June 30, 1997 (the "Unaudited Interim Balance Sheet"), and the related unaudited statements of operations of FDI for the six months then ended.

FDI was audited as of October 31, 1996 in conjunction with the audit of Primedex.

         (b) All of the FDI Financial Statements are accurate and complete in all respects, and the dollar amount of each line item included in the FDI Financial Statements is accurate in all respects. The FDI Financial Statements present fairly the financial position of FDI as of the respective dates thereof and the results of operations of FDI for the periods covered thereby. The FDI Financial Statements have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis throughout the periods covered.


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



   2.5 Absence of Changes. Except as set forth in Part 2.5 of the Disclosure Schedule, since June 30, 1997:

         (a) there has not been any adverse change in FDI's business, condition, assets, liabilities, operations, financial performance, net income or prospects (or in any aspect or portion thereof), and no event has occurred that might have an adverse effect on FDI's business, condition, assets, liabilities, operations, financial performance, net income or prospects (or on any aspect or portion thereof);

         (b) there has not been any loss, damage or destruction to, or any interruption in the use of, any of FDI's assets (whether or not covered by insurance);

         (c) FDI has not (i) declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of capital stock, or
(ii) repurchased, redeemed or otherwise reacquired any shares of capital stock or other securities;

         (d) FDI has not sold or otherwise issued any shares of capital stock or any other securities;

         (e) FDI has not amended its articles of incorporation or bylaws and has not effected or been a party to any Acquisition Transaction, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction;

         (f) FDI has not purchased or otherwise acquired any asset from any other Person, except for supplies acquired by FDI in the Ordinary Course of Business;

         (g) FDI has not leased or licensed any asset from any other Person;

         (h)   FDI has not made any capital expenditure;

         (i) FDI has not sold or otherwise transferred, and has not leased or licensed, any asset to any other Person except for products sold by FDI from its inventory in the Ordinary Course of Business;

         (j)  FDI has not  written  off as  uncollectible,  or  established  any
extraordinary   reserve  with  respect  to,  any  account  receivable  or  other indebtedness;

         (k) FDI has not pledged or hypothecated any of its assets or otherwise permitted any of its assets to become subject to any Encumbrance;

         (l) FDI has not made any loan or advance to any other Person;

         (m) FDI has not (i) established or adopted any Employee Benefit Plan, or (ii) paid any bonus or made any profit-sharing or similar payment to, or increased the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees;

         (n) FDI has not entered into, and neither FDI nor any of the assets owned or used by FDI has become bound by, any Contract that is not an Excluded Contract;

         (o) other than in the Ordinary Course, no Contract by which FDI or any of the assets owned or used by FDI is or was bound, or under which FDI has or had any rights or interest, has been amended or terminated;


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         (p) FDI has not incurred,  assumed or otherwise  become  subject to any
Liability, other than accounts payable (of the type required to be reflected as current liabilities in the "liabilities" column of a balance sheet prepared in accordance with GAAP) incurred by FDI in the Ordinary Course of Business;

         (q) FDI has not discharged any Encumbrance or discharged or paid any indebtedness or other Liability, except for accounts payable that (i) are reflected as current liabilities in the "liabilities" column of the Unaudited Interim Balance Sheet or have been incurred by FDI since June 30, 1997 in the Ordinary Course of Business, and (ii) have been discharged or paid in the Ordinary Course of Business;

         (r) FDI has not forgiven any debt or otherwise released or waived any right or claim other than in the Ordinary Course and in any case not greater than an aggregate of $25,000 in any one month period;

         (s) FDI has not changed any of its methods of accounting or accounting practices in any respect;

         (t) FDI has not entered into any transaction or taken any other action outside the Ordinary Course of Business; and

         (u) FDI has not agreed, committed or offered (in writing or otherwise), and has not attempted, to take any of the actions referred to in clauses "(c)" through "(t)" above.

   2.6   Title to Assets.

         (a) FDI owns, and has good and valid title to, all assets purported to be owned by it, including:

               (i)   all assets reflected on the Unaudited Interim Balance Sheet

               (ii) all assets acquired by FDI since June 30, 1997;

               (iii) all assets referred to in Parts 2.8, 2.9 and 2.11 of the Disclosure Schedule and all of FDI's rights under FDI Contracts; and

               (iv) all other assets reflected in FDI's books and records as being owned by FDI.

Except as set forth in Part 2.6 of the Disclosure Schedule, all of said assets are owned by FDI free and clear of any Encumbrances.

         (b) Part 2.6 of the Disclosure Schedule identifies all assets that are being leased or licensed to FDI.

   2.7 Bank Accounts. Part 2.7 of the Disclosure Schedule accurately sets forth, with respect to each account maintained by or for the benefit of FDI at any bank or other financial institution:

         (a) the name and location of the institution at which such account is maintained;

         (b) the name in which such account is maintained and the account number of such account;

         (c) a description of such account and the purpose for which such account is used;

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         (d)   the current balance in such account;

         (e) the rate of interest being earned on the funds in such account, if any; and

         (f) the names of all individuals authorized to draw on or make withdrawals from such account.

There are no safe deposit boxes or similar arrangements maintained by or for the benefit of FDI.

   2.8   Receivables; Major Customers.

         (a) Part 2.8 of the Disclosure Schedule provides an accurate and complete breakdown and aging of all accounts receivable of FDI as of September 3, 1997.

         (b) Except as set forth in Part 2.8 of the Disclosure Schedule, all existing accounts receivable of FDI (including those accounts receivable reflected on the Unaudited Interim Balance Sheet that have not yet been collected and those accounts receivable that have arisen since June 30, 1997 and have not yet been collected):

               (i) represent valid obligations of customers of FDI arising from bona fide transactions entered into in the Ordinary Course of Business; and

               (ii) are current and no less than 95% of which will be collected on or before six months from the Closing Date.

         (c) Part 2.8 of the Disclosure Schedule accurately identifies, and provides an accurate and complete breakdown of the revenues received from, each customer or other Person contributing materially to the business of FDI that accounted for (i) more than $1,000,000 of FDI's gross revenues in 1996, or (ii) more than $500,000 of FDI's gross revenues in the first half of 1997. FDI has not received any notice or other communication (in writing or otherwise), and has not received any other information, indicating that any customer or other Person identified in Part 2.8 of the Disclosure Schedule may cease dealing with FDI or may otherwise materially reduce the volume of business transacted by such Person with FDI below historical levels.

   2.9   Equipment, Etc.

         (a) Part 2.9 of the Disclosure Schedule accurately identifies all equipment, furniture, fixtures, improvements and other tangible assets (other than inventory and the Excluded Assets) owned by FDI, and accurately sets forth the date of acquisition, original cost and book value of each of said assets.
Part 2.9 also accurately identifies all tangible assets leased to FDI.

         (b) Each asset identified or required to be identified in Part 2.9 of the Disclosure Schedule:

               (i) is structurally sound, free of defects and deficiencies and in good condition and repair (ordinary wear and tear excepted);

               (ii) complies in all respects with, and is being operated and otherwise used in full compliance with, all applicable Legal Requirements; and

               (iii) is adequate for the uses to which it is being put.

The assets identified in Part 2.9 together with the Licensed Assets set forth in
Part 2.6 of the Disclosure Schedule are adequate for the conduct of FDI's business in the manner in which such

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business is currently being conducted.  The Retained Business (as defined in the
Noncompetition and Nondisclosure Agreement of even date herewith among Primedex, RadNet, FDI and the Purchaser) is not necessary for the continuation of the business of FDI as currently conducted other than the Retained Business.

   2.10 Real Property. FDI does not own any real property or any interest in real property, except for the leaseholds created under the real property leases identified in Part 2.12 of the Disclosure Schedule. Part 2.10 of the Disclosure Schedule provides an accurate and complete description of the premises covered by said leases and the facilities located on such premises. FDI enjoys peaceful and undisturbed possession of such premises.

   2.11  Proprietary Assets.

         (a) Except as set forth in Part 2.11 of the Disclosure Schedule, there is no Proprietary Asset that is owned by or licensed to FDI or that is otherwise used or useful in connection with FDI's business.

         (b) FDI has taken all measures and precautions necessary to protect the confidentiality and value of each Proprietary Asset identified or required to be identified in Part 2.11 of the Disclosure Schedule.

         (c) FDI is not infringing, and has not at any time infringed or received any notice or other communication (in writing or otherwise) of any actual, alleged, possible or potential infringement of, any Proprietary Asset owned or used by any other Person. To the best Knowledge of FDI and the Parent Companies, no other Person is infringing, and no Proprietary Asset owned or used by any other Person infringes or conflicts with, any Proprietary Asset owned or used by FDI.

         (d) The Proprietary Assets identified in Part 2.12 of the Disclosure Schedule constitute all of the Proprietary Assets necessary to enable FDI to conduct its business in the manner in which its business is currently being conducted.

   2.12  Contracts.

         (a) Part 2.12 of the Disclosure Schedule identifies each FDI Contract, except for any Excluded Contract. FDI has delivered to the Purchaser accurate and complete copies of all FDI Contracts identified in Part 2.12 of the Disclosure Schedule, including all amendments thereto.

         (b) Each FDI Contract is valid and in full force and effect, and is enforceable by FDI in accordance with its terms. No Contract contains any term or provision that is not customarily found in Contracts entered into by Comparable Entities.

         (c) Except as set forth in Part 2.12 of the Disclosure Schedule:

               (i) no Person has violated or materially breached, or declared or committed any default under, any FDI Contract;

               (ii) no event has occurred, and no circumstance or condition exists, that might (with or without notice or lapse of time) (A) result in a violation or material breach of any of the provisions of any FDI Contract, (B) give any Person the right to declare a default or exercise any remedy under any FDI Contract, (C) give any Person the right to accelerate the maturity or performance of any FDI Contract, or (D) give any Person the right to cancel, terminate or modify any FDI Contract;


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



               (iii) none of the Companies has received any notice or other communication (in writing or otherwise) regarding any actual, alleged, possible or potential violation or breach of, or default under, any FDI Contract; and

               (iv) FDI has not waived any of its rights under any FDI Contract.

         (d) To the best Knowledge of FDI and the Parent Companies, each Person against which FDI has or may acquire any rights under any FDI Contract is able to satisfy all of such Person's obligations pursuant to said FDI Contract.

         (e) Except as set forth in Part 2.12 of the Disclosure Schedule:

               (i) FDI is not a guarantor and has not otherwise agreed to cause, insure or become liable for, and none of FDI's assets are pledged to secure, the performance or payment of any obligation or other Liability of any other Person; and

               (ii)  FDI  is not a  party  to or  bound  by  any  joint  venture
agreement,   partnership  agreement,   profit-sharing  agreement,   cost-sharing
agreement, loss-sharing agreement or similar Contract.

         (f) The performance of the FDI Contracts will not result in any violation of or failure to comply with any Legal Requirement.

         (g) No Person is renegotiating, or has the right to renegotiate, any amount paid or payable to FDI under any FDI Contract or any other term or provision of any FDI Contract.

         (h) The Contracts identified in Part 2.12 of the Disclosure Schedule and the Excluded Contracts collectively constitute all of the Contracts necessary to enable FDI to conduct its business in the manner in which its business is currently being conducted.

   2.13  Liabilities; Major Suppliers.

         (a)   FDI has no Liabilities, except for:

               (i) liabilities identified as such in the "liabilities" column of the Unaudited Interim Balance Sheet;

               (ii) accounts payable (of the type required to be reflected as current liabilities in the "liabilities" column of a balance sheet prepared in accordance with GAAP) incurred by FDI in the Ordinary Course of Business since June 30, 1997;

               (iii) FDI's obligations under the Contracts listed in Part 2.12 or the Licensed Assets listed under Part 2.6 of the Disclosure Schedule and under Excluded Contracts, to the extent that the existence of such obligations is ascertainable solely by reference to such Contracts;

               (iv) Insurance company overpayments in an amount not to exceed $25,000; and

               (v) Physician payables due after cash is received by FDI on accounts receivable which is not in excess of $500,000.

         (b) Part 2.13 of the Disclosure Schedule:

               (i) provides an accurate and complete breakdown and aging of FDI's accounts payable as of September 3, 1997;

               (ii) provides an accurate and complete breakdown of FDI's long-term debt as of the date of this Agreement.

         (c) FDI has not paid, and FDI is not and will not become liable for the payment of, any fees, costs or expenses of the type referred to in Section 11.3(a).

         (d) Part 2.13 of the Disclosure Schedule accurately identifies, and provides an accurate and complete breakdown of the amounts paid to, each supplier or other Person that received (i) more than $500,000 from FDI in 1996 and the six months ended June 30, 1997, or (ii) more than $250,000 from FDI in the first half of 1997.

   2.14  Compliance with Legal Requirements.

         (a)   Except as set forth in Part 2.14 of the Disclosure Schedule:

               (i) FDI is in compliance with each Legal Requirement that is material to the conduct of its business or the ownership or use of any of its assets;

               (ii) to the best Knowledge of FDI and the Parent Companies, no event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) constitute or result directly or indirectly in a violation by FDI of, or a failure on the part of FDI to comply with, any Legal Requirement; and

               (iii) none of the Companies has received, at any time, any notice or other communication (in writing or otherwise) from any Governmental Body or any other Person regarding (i) any actual, alleged, possible or potential violation of, or failure to comply with, any Legal Requirement on the part of FDI or with respect to FDI's business or assets, or (ii) any actual, alleged, possible or potential obligation on the part of any of the Companies to undertake, or to bear all or any portion of the cost of, any cleanup or any remedial, corrective or response action of any nature on the part of FDI or with respect to FDI's business or assets.

         (b) FDI has delivered to the Purchaser an accurate and complete copy of each report, study, survey or other document to which FDI has access that addresses or otherwise relates to the compliance with, or the applicability to any of the Companies of, any Legal Requirement on the part of FDI or with respect to FDI's business or assets.

         (c) To the best Knowledge of FDI and the Parent Companies, no Governmental Body in a political subdivision in which FDI currently conducts its business has proposed or is considering any Legal Requirement that, if adopted or otherwise put into effect, (i) may have a material adverse effect on FDI's business, condition, assets, liabilities, operations, financial performance, net income or prospects or on the ability of FDI or the Parent Companies to comply with or perform any covenant or obligation under any of the Transactional Agreements, or (ii) may have the effect of preventing, delaying, making illegal or otherwise materially interfering with any of the Transactions.

   2.15  Governmental Authorizations.

         (a)   Part 2.15 of the Disclosure Schedule identifies:

               (i)   each Governmental Authorization that is held by FDI; and

               (ii) each other Governmental Authorization that, to the best Knowledge of FDI and the Parent Companies, is held by any of FDI's employees and relates to or is useful in connection with FDI's business.

FDI has delivered to the Purchaser accurate and complete copies of all of the Governmental Authorizations identified in Part 2.15 of the Disclosure Schedule, including all renewals thereof and all amendments thereto. Each Governmental Authorization identified or required to be identified in Part 2.15 of the Disclosure Schedule is valid and in full force and effect.

         (b) Except as set forth in Part 2.15 of the Disclosure Schedule:

               (i) FDI and its employees are, and the Companies and their respective employees have at all times been, in full compliance with all of the terms and requirements of each Governmental Authorization identified or required to be identified in Part 2.15 of the Disclosure Schedule;

               (ii) no event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) (A) constitute or result directly or indirectly in a violation of or a failure to comply with any term or requirement of any Governmental Authorization identified or required to be identified in Part 2.15 of the Disclosure Schedule, or (B) result directly or indirectly in the revocation, withdrawal, suspension, cancellation, termination or modification of any Governmental Authorization identified or required to be identified in Part 2.15 of the Disclosure Schedule;

               (iii) none of the Companies has ever received, and, to the best Knowledge of FDI and the Parent Companies, no employee of any of the Companies has ever received, any notice or other communication (in writing or otherwise) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible or potential violation of or failure to comply with any term or requirement of any Governmental Authorization on the part of FDI or relating to its business or assets, or (B) any actual, proposed, possible or potential revocation, withdrawal, suspension, cancellation, termination or modification of any Governmental Authorization on the part of FDI or relating to its business or assets; and

               (iv) all applications required to have been filed for the renewal of the Governmental Authorizations required to be identified in Part 2.15 of the Disclosure Schedule have been duly filed on a timely basis with the appropriate Governmental Bodies, and each other notice or filing required to have been given or made with respect to such Governmental Authorizations has been duly given or made on a timely basis with the appropriate Governmental Body.

         (c) The Governmental Authorizations identified in Part 2.15 of the Disclosure Schedule constitute all of the Governmental Authorizations necessary
(i) to enable FDI to conduct its business in the manner in which its business is currently being conducted, and (ii) to permit FDI to own and use its assets in the manner in which they are currently owned and used.

   2.16  Tax Matters.

         (a) Each Tax required to have been paid, or claimed by any Governmental Body to be payable, by FDI (whether pursuant to any Tax Return or otherwise) has been duly paid in full or on a timely basis. Any Tax required to have been withheld or collected by FDI has been duly withheld and collected; and (to the extent required) each such Tax has been paid to the appropriate Governmental Body.

         (b) Part 2.16 of the Disclosure Schedule accurately identifies all Tax Returns required to be filed by or on behalf of FDI with any Governmental Body with respect to any taxable period ending on or before the Closing Date ("FDI Returns"). All FDI Returns (i) have been or, if required to be filed prior to the Closing Date, will be filed when due, and (ii) have been, if required to be filed prior to the Closing Date, filed, accurately and completely prepared in full compliance with all applicable Legal Requirements. All amounts shown on the FDI Returns to be due on or before the Closing Date, and all amounts otherwise payable in connection with the FDI Returns on or before the Closing Date, have been or will be paid on or before the Closing Date. FDI has delivered to the Purchaser accurate and complete copies of all FDI Returns filed since December 31, 1992.

         (c) The FDI Financial Statements fully accrue all actual and contingent liabilities for Taxes with respect to all periods through the dates thereof in accordance with GAAP (subject to consolidation with parent entities).

         (d) Except as set forth in Part 2.16 of the Disclosure Schedule, no claim or other Proceeding is pending or has been threatened against or with respect to FDI in respect of any Tax. There are no unsatisfied Liabilities for Taxes (including liabilities for interest, additions to tax and penalties thereon and related expenses) with respect to any notice of deficiency or similar document received by any of the Companies. FDI has not entered into or has become bound by any agreement or consent pursuant to Section 341(f) of the Code. FDI will not be required to include any adjustment in taxable income for any tax period (or portion thereof) pursuant to Section 481 or 263A of the Code or any comparable provision under state or foreign Tax laws as a result of transactions or events occurring, or accounting methods employed, prior to the Closing.

         (e) There is no agreement, plan, arrangement or other Contract covering any employee or independent contractor or former employee or independent contractor of FDI that, individually or collectively, could give rise directly or indirectly to the payment of any amount that would not be deductible pursuant to Section 280G or Section 162 of the Code. FDI is not a party to or bound by any tax indemnity agreement, tax sharing agreement, tax allocation agreement or similar Contract.

   2.17  Employee and Labor Matters.

         (a) Part 2.17 of the Disclosure Schedule accurately sets forth, with respect to each employee of FDI (including any employee of FDI who is on a leave of absence or on layoff status):

               (i) the name of such employee and the date as of which such employee was originally hired by FDI or one of the Parent Companies;

               (ii)  such employee's title; and

               (iii) such employee's annualized compensation as of the date of this Agreement.

         (b) FDI is not a party to or bound by any employment agreement or any union contract, collective bargaining agreement or similar Contract, except as set forth in Part 2.17 of the Disclosure Schedule.

         (c) The employment of each of FDI's employees is terminable by FDI at will. FDI has delivered to the Purchaser accurate and complete copies of all employee manuals and handbooks, disclosure materials, policy statements and other materials relating to the employment of the current and former employees of each of the Companies.

         (d) To the best Knowledge of FDI and the Parent Companies:

               (i)   no employee of FDI intends to terminate his employment with
                       FDI;

               (ii) no employee of FDI has received an offer to join a business that may be competitive with FDI's business; and

               (iii) no employee of FDI is a party to or is bound by any confidentiality agreement, noncompetition agreement or other Contract (with any Person) that may have an adverse effect on (A) the performance by such employee of any of his duties or responsibilities as an employee of FDI, or (B) FDI's business or operations.

         (e) FDI is not engaged in any unfair labor practice. There has never been any slowdown, work stoppage, labor dispute or union organizing activity, or any similar activity or dispute, affecting FDI or any of its employees. There is not now pending, and no Person has threatened to commence, any such slowdown, work stoppage, labor dispute or union organizing activity or any similar activity or dispute.

   2.18  Benefit Plans; ERISA.

         (a) Part 2.18 of the Disclosure Schedule identifies and provides an accurate and complete description of each Current Benefit Plan and each Past Benefit Plan in which the employees of FDI currently have rights. FDI has not established, adopted, maintained, sponsored, contributed to or participated in any Employee Benefit Plan, except for the Company Plans identified in Part 2.18 of the Disclosure Schedule. FDI has not provided or made available any fringe benefit or other benefit of any nature to any of its employees, except as set forth in Part 2.18 of the Disclosure Schedule. Except as identified in Part 2.18 of the Disclosure Schedule, FDI has incurred no Liability with respect to any Company Benefit Plan. FDI shall have no Liability arising out of this Agreement with respect to any Company Benefit Plan; and, in particular, Primedex (or an affiliate designated by Primedex) agrees to assume any liabilities arising under COBRA (Code ss.4980B) with respect to FDI employees who do not remain employees of FDI subsequent to the Closing and who cease participating in Company Benefit Plans that are group health plans. FDI shall have no liability with respect to any Company Benefit Plan after the Closing Date.

         (b) No Company Plan identified in Part 2.18 of the Disclosure Schedule:

               (i) shall benefit any FDI employees after the Closing Date, except as may be required by law with the respect to benefits for former employees; or

               (ii) is or was a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA.

         (c) FDI has delivered to the Purchaser, with respect to each Company Plan identified in Part 2.18 of the Disclosure Schedule:

               (i) an accurate and complete copy of such Company Plan and all amendments thereto (including any amendment that is scheduled to take effect in the future);

               (ii) an accurate and complete copy of each Contract (including any trust agreement, funding agreement, service provider agreement, insurance agreement, investment management agreement or recordkeeping agreement) relating to such Company Plan;

               (iii) an accurate and complete copy of any description, summary, notification, report or other document that has been furnished to any employee of any of the Companies with respect to such Company Plan;

               (iv)  an  accurate  and  complete  copy  of  any  form,   report,
registration statement or other document that has been filed with or submitted to any Governmental Body with respect to such Company Plan; and

               (v) an accurate and complete copy of any determination letter, notice or other document that has been issued by, or that has been received by any of the Companies from, any Governmental Body with respect to such Company Plan.

         (d) No inaccurate or misleading representation, statement or other communication has been made or directed (in writing or otherwise) to any current or former FDI employee (i) with respect to such employee's participation, eligibility for benefits, vesting, benefit accrual or coverage under any Company Plan or with respect to any other matter relating to any Company Plan, or (ii) with respect to any proposal or intention on the part of any of the Companies to establish or sponsor any Employee Benefit Plan or to provide or make available any fringe benefit or other benefit of any nature.

         (e) Except as set forth in Part 2.18 of the Disclosure Schedule, FDI has not advised any of its employees (in writing or otherwise) that it intends or expects to establish or sponsor any Employee Benefit Plan or to provide or make available any fringe benefit or other benefit of any nature in the future.

   2.19  Environmental Matters.

         (a) FDI is not liable or potentially liable for any response cost or natural resource damages under Section 107(a) of CERCLA, or under any other so-called "superfund" or "superlien" law or similar Legal Requirement, at or with respect to any site.

         (b) FDI has never received any notice or other communication (in writing or otherwise) from any Governmental Body or other Person regarding any actual, alleged, possible or potential Liability arising from or relating to the presence, generation, manufacture, production, transportation, importation, use, treatment, refinement, processing, handling, storage, discharge, release, emission or disposal of any Hazardous Material. No Person has ever commenced or threatened to commence any contribution action or other Proceeding against FDI in connection with any such actual, alleged, possible or potential Liability; and no event has occurred, and no condition or circumstance exists, that may directly or indirectly give rise to, or result in FDI becoming subject to, any such Liability.

         (c) Except as set forth in Part 2.19 of the Disclosure Schedule, FDI has never generated, manufactured, produced, transported, imported, used, treated, refined, processed, handled, stored, discharged, released or disposed of any Hazardous Material (whether lawfully or unlawfully). Except as set forth in Part 2.19 of the Disclosure Schedule, FDI has never permitted (knowingly or otherwise) any Hazardous Material to be generated, manufactured, produced, used, treated, refined, processed, handled, stored, discharged, released or disposed of (whether lawfully or unlawfully):

               (i) on or beneath the surface of any real property that is, or that has at any time been, owned by, leased to, controlled by or used by any of the Companies;

               (ii) in or into any surface water, groundwater, soil or air associated with or adjacent to any such real property; or

               (iii) in or into any well, pit, pond, lagoon, impoundment, ditch, landfill, building, structure, facility, improvement, installation, equipment, pipe, pipeline, vehicle or storage container that is or was located on or beneath the surface of any such real property or that is or has at any time been owned by, leased to, controlled by or used by any of the Companies.

   2.20  Insurance.

         (a) Part 2.20 of the Disclosure Schedule accurately sets forth, with respect to each insurance policy maintained by or at the expense of, or for the direct or indirect benefit of, FDI:

               (i) the name of the insurance carrier that issued such policy and the policy number of such policy;

               (ii) whether such policy is a "claims made" or an "occurrences" policy;

               (iii) a description of the coverage provided by such policy and the material terms and provisions of such policy (including all applicable coverage limits, deductible amounts and co-insurance arrangements and any non-customary exclusions from coverage);

               (iv) the annual premium payable with respect to such policy, and the cash value (if any) of such policy; and

               (v) a description of any claims pending, and any claims that have been asserted in the past, with respect to such policy.

Part 2.20 also identifies (1) each pending application for insurance that has been submitted by or on behalf of FDI, and (2) each self-insurance or risk-sharing arrangement affecting FDI or any of its assets. FDI has delivered to the Purchaser accurate and complete copies of all of the insurance policies identified in Part 2.20 of the Disclosure Schedule (including all renewals thereof and endorsements thereto) and all of the pending applications identified in Part 2.20 of the Disclosure Schedule. Purchaser acknowledges that such policies will not be transferred to Purchaser in connection with the Transactions.

         (b) Each of the  policies  identified  in Part  2.20 of the  Disclosure
Schedule is valid, enforceable and in full force and effect. All of the information contained in the applications submitted in connection with said policies was (at the times said applications were submitted) accurate and complete, and all premiums and other amounts owing with respect to said policies have been paid in full on a timely basis. The nature, scope and dollar amounts of the insurance coverage provided by said policies are sufficient to adequately insure FDI's business, assets, operations, key employees, services and potential liabilities; and said insurance coverage is at least as comprehensive as the insurance coverage customarily maintained by Comparable Entities.

         (c) Except as set forth in Part 2.20 of the Disclosure Schedule, there is no pending claim under or based upon any of the policies identified in Part
2.20 of the Disclosure Schedule; and no event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) directly or indirectly give rise to or serve as a basis for any such claim.

         (d) None of the Companies has received:

               (i) any notice or other communication (in writing or otherwise) regarding the actual or possible cancellation or invalidation of any of the policies identified in Part 2.20 of the Disclosure Schedule or regarding any actual or possible adjustment in the amount of the premiums payable with respect to any of said policies;

               (ii) any notice or other communication (in writing or otherwise) regarding any actual or possible refusal of coverage under, or any actual or possible rejection of any claim under, any of the policies identified in Part
2.20 of the Disclosure Schedule; or

               (iii) any Knowledge that the issuer of any of the policies identified in Part 2.20 of the Disclosure Schedule may be unwilling or unable to perform any of its obligations thereunder.

   2.21 Related Party Transactions. Except as set forth in Part 2.21 of the Disclosure Schedule:

         (a) no Related Party has, and no Related Party has at any time since FDI's inception, had any direct or indirect interest of any nature in any asset used in or otherwise relating to the business of FDI;

         (b) no Related Party is, or has at any time since FDI's inception been, indebted to FDI;

         (c) since FDI's inception, no Related Party has entered into, or has had any direct or indirect financial interest in, any Contract, transaction or business dealing of any nature involving FDI;

         (d) no Related Party is competing, or has at any time since FDI's inception competed, directly or indirectly, with FDI in any market served by any of the Companies;

         (e) no Related Party has any claim or right against FDI; and

         (f) no event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) directly or indirectly give rise to or serve as a basis for any claim or right in favor of any Related Party against FDI.

   2.22 Certain Payments, Etc. Neither FDI nor any officer or, to the best Knowledge of FDI and the Parent Companies, employee, agent or other Person associated with or acting for or on behalf of FDI, has at any time, directly or indirectly:

         (a) used any corporate funds (i) to make any unlawful political contribution or gift or for any other unlawful purpose relating to any political activity, (ii) to make any unlawful payment to any governmental official or employee, or (iii) to establish or maintain any unlawful or unrecorded fund or account of any nature;

         (b) made any false or fictitious entry, or failed to make any entry that should have been made, in any of the books of account or other records of any of the Companies; or

         (c) made any payoff, influence payment, bribe, rebate, kickback or unlawful payment to any Person.

   2.23  Proceedings; Orders.

         (a) Except as set forth in Part 2.23 of the Disclosure Schedule, there is no pending Proceeding as to which any of the Companies has received written notice, and, to the Companies' knowledge, no Person has threatened to commence any Proceeding:

               (i) that involves FDI or that otherwise relates to or might affect FDI's business or any of the assets owned or used by FDI (whether or not FDI is named as a party thereto); or

               (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the Transactions.

Except as set forth in Part 2.23 of the Disclosure Schedule, no event has occurred, and no claim, dispute or other condition or circumstance exists, that might directly or indirectly give rise to or serve as a basis for the commencement of any such Proceeding.

         (b) Except as set forth in Part 2.23 of the Disclosure Schedule, no Proceeding by or against FDI is outstanding; and no Proceeding otherwise involving or relating to FDI is outstanding or, to the Companies' knowledge, threatened.

         (c) FDI has delivered to the Purchaser accurate and complete copies of all pleadings, correspondence and other written materials to which FDI has access that relate to the Proceedings identified in Part 2.23 of the Disclosure Schedule.

         (d) There is no Order to which FDI, or any of the assets owned or used by FDI, is subject which interferes with its business as presently conducted; and none of the Companies is subject to any known Order that materially relates to FDI's business or to any of the assets owned or used by FDI which interferes with its business as presently conducted.

         (e) To the best Knowledge of FDI and the Parent Companies, no officer or employee of FDI is subject to any Order that prohibits such officer or employee from engaging in or continuing any conduct, activity or practice relating to FDI's business.

         (f) To the best Knowledge of FDI and the Parent Companies, there is no proposed Order that, if issued or otherwise put into effect, (i) may have an adverse effect on FDI's business, condition, assets, liabilities, operations, financial performance, net income or prospects (or on any aspect or portion thereof) or on the ability of FDI or the Parent Companies to comply with or perform any covenant or obligation under any of the Transactional Agreements, or
(ii) may have the effect of preventing, delaying, making illegal or otherwise interfering with any of the Transactions.

   2.24  Authority; Binding Nature of Agreements.

         (a) FDI has the absolute and unrestricted right, power and authority to enter into and to perform its obligations under this Agreement; and the execution, delivery and performance by FDI of this Agreement have been duly authorized by all necessary action on the part of FDI and its stockholder, board of directors and officers. This Agreement constitutes the legal, valid and binding obligation of FDI, enforceable against FDI in accordance with its terms, except, in each case, to the extent limited by bankruptcy, insolvency, reorganization and other laws affecting creditors' generally, and except that the remedy of specific performance or similar equitable relief is available only at the discretion of the court before which enforcement is sought and except as rights to indemnification may be limited by applicable law.

         (b) RadNet and Primedex have the absolute and unrestricted right, power and capacity to enter into and to perform their respective obligations under each of the Transactional Agreements to which RadNet and Primedex is or may become a party. This Agreement constitutes the legal, valid and binding obligation of RadNet and Primedex, enforceable against RadNet and Primedex in accordance with its terms, except, in each case, to the extent limited by bankruptcy, insolvency, reorganization and other laws affecting creditors' generally, and except that the remedy of specific performance or similar equitable relief is available only at the discretion of the court before which enforcement is sought and except as rights to indemnification may be limited by applicable law. Upon the execution of each of the other Transactional Agreements at the Closing, each of such other Transactional Agreements will constitute the legal, valid and binding obligation of RadNet and Primedex who are parties thereto, and will be enforceable against RadNet and Primedex in accordance with its terms, except, in each case, to the extent limited by bankruptcy, insolvency, reorganization and other laws affecting creditors' generally, and except that the remedy of specific performance or similar equitable relief is available only at the discretion of the court before which enforcement is sought and except as rights to indemnification may be limited by applicable law.

   2.25 Non-Contravention; Consents. Except as set forth in Part 2.25 of the Disclosure Schedule, neither the execution and delivery of any of the
Transactional Agreements, nor the
consummation or performance of any of the Transactions, will directly or indirectly (with or without notice or lapse of time):

         (a) contravene, conflict with or result in a violation of (i) any of the provisions of FDI's articles of incorporation or bylaws, or (ii) any resolution adopted by FDI's stockholders, FDI's board of directors or any committee of FDI's board of directors;

         (b) contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which FDI or the Companies, or any of the assets owned or used by FDI, is subject;

         (c) cause FDI to become subject to, or to become liable for the payment of, any Tax;

         (d) cause any of the assets owned or used by FDI to be reassessed or revalued by any taxing authority or other Governmental Body;

         (e) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by FDI or any of its employees or that otherwise relates to FDI's business or to any of the assets owned or used by FDI;

         (f) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any FDI Contract;

         (g) give any Person the right to (i) declare a default or exercise any remedy under any FDI Contract, (ii) accelerate the maturity or performance of any FDI Contract, or (iii) cancel, terminate or modify any FDI Contract;

         (h) contravene, conflict with or result in a violation or breach of or a default under any provision of, or give any Person the right to declare a default under, any Contract to which any of the Companies is a party or by which any of the Companies is bound; or

         (i) result in the imposition or creation of any Encumbrance upon or with respect to any asset owned or used by FDI.

Except as set forth in Part 2.25 of the Disclosure Schedule, neither FDI nor the Parent Companies were, are or will be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with the execution and delivery of any of the Transactional Agreements or the consummation or performance of any of the Transactions.

   2.26 Brokers. Neither FDI nor the Parent Companies have agreed or become obligated to pay, or has taken any action that might result in any Person claiming to be entitled to receive, any brokerage commission, finder's fee or similar commission or fee in connection with any of the Transactions.

   2.27  Full Disclosure.

         (a) None of the Transactional Agreements contains or will contain any untrue statement of fact; and none of the Transactional Agreements omits or will omit to state any fact necessary to make any of the representations, warranties or other statements or information contained therein not misleading.

         (b) Except as set forth in Part 2.27 of the Disclosure Schedule, there is no fact within the Knowledge of FDI or the Parent Companies (other than publicly known facts relating exclusively to political or economic matters of general applicability that will adversely affect all Comparable Entities) that
(i) may have a material adverse effect on FDI's business, condition, assets, liabilities, operations, financial performance, net income or prospects (or on any aspect or portion thereof) or on the ability of FDI or the Parent Companies to comply with or perform any covenant or obligation under any of the Transactional Agreements, or (ii) may have the effect of preventing, delaying, making illegal or otherwise interfering with any of the Transactions.

         (c) All of the information set forth in the Disclosure Schedule, and all other written information regarding the respective Companies and their business, condition, assets, liabilities, operations, financial performance, net income and prospects that has been furnished to the Purchaser or any of its Representatives by or on behalf of FDI or any of FDI's Representatives, is accurate and complete in all respects.

         (d) FDI and the Parent Companies have provided the Purchaser and the Purchaser's Representatives with full and complete access to all of FDI's records and other documents.

SECTION 3.     REPRESENTATIONS AND WARRANTIES OF PURCHASER

   Except as disclosed on Purchaser's Disclosure Schedule attached hereto as Exhibit E, the Purchaser represents and warrants, to and for the benefit of RadNet and Primedex, as follows:

   3.1 Acquisition of Shares. The Purchaser is not acquiring the Shares with the intention of making a public distribution thereof.

   3.2 Authority; Binding Nature of Agreement.Upon the adoption of appropriate resolutions by the Purchaser's board of directors:

         (a) the Purchaser will have the right, power and authority to enter into and perform its obligations under this Agreement;

         (b) the execution, delivery and performance of this Agreement by the Purchaser will have been duly authorized by all necessary action on the part of the Purchaser and its board of directors; and

         (c) this Agreement will constitute the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

         (d) no further corporate authorization will be necessary on the part of Purchaser to consummate the Transactions.

   3.3 Organization Good Standing and Qualification. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with all necessary power and authority to execute and deliver this Agreement, to performs its obligations hereunder, and to consummate the Transactions.

   3.4 Valid and Binding Agreement. This Agreement, and when executed and delivered, the License Agreement and the Non-Competition Agreement, constitute and will constitute the legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, except, in each case, to the extent limited by bankruptcy, insolvency, reorganization and other laws affecting creditors' generally, and except that the remedy of specific performance or similar equitable relief is available only at the discretion of the court before which enforcement is sought and except as rights to indemnification may be limited by applicable law.

   3.5 No Breach of Statute or Contract. Neither the execution and delivery of this Agreement, the License Agreement nor the Non-Competition Agreement by the Purchaser nor compliance with the terms and provisions of this Agreement, the License Agreement or the Non- Competition Agreement on the part of Purchaser, will: (a) violate any statute or regulation of any governmental authority, domestic or foreign, affecting the Purchaser; (b) require the issuance to the Purchaser of any authorization, license, consent or approval of any federal or state governmental agency; or (c) conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree, note indenture, loan agreement or other agreement or instrument to which the Purchaser is a party, or by which the Purchaser is bound, or constitute a default thereunder, except for such conflicts, breaches or defaults, that individually or in the aggregate, would not have a material adverse effect on Purchaser's business, financial condition, assets, liabilities, operations, financial performance, net income or prospects (or on any aspect or portion thereof).

   3.6   Full Disclosure.

         (a) None of the Transactional Agreements contains or will contain any untrue statement of fact; and none of the Transactional Agreements omits or will omit to state any fact necessary to make any of the representations, warranties or other statements or information contained therein not misleading.

         (b) There is no fact within the Knowledge or Purchaser (other than publicly known facts relating exclusively to political or economic matters of general applicability that will adversely affect all Comparable Entities) that
(i) may have a material adverse effect on Purchaser's business, condition, assets, liabilities, operations, financial performance, net income or prospects (or on any aspect or portion thereof) or on the ability of Purchaser to comply with or perform any covenant or obligation under any of the Transactional Agreements, or (ii) may have the effect of preventing, delaying, making illegal or otherwise interfering with any of the Transactions.

         (c) All of the written information regarding the Purchaser and its business, condition, assets, liabilities, operations, financial performance, net income and prospects that has been furnished to FDI, RadNet or Primedex, or any of their Representatives by or on behalf of Purchaser of any of its Representatives is accurate and complete in all respects.

   3.7 Brokers. The Purchaser has not agreed or become obligated to pay, and has not taken any action that might result in any Person claiming to be entitled to receive, any brokerage commission, finder's fee or similar commission or fee in connection with any of the Transactions.

SECTION 4.     PRE-CLOSING COVENANTS OF FDI, RADNET AND PRIMEDEX

   4.1 Access and Investigation. FDI and the Parent Companies shall ensure that, at all times during the Pre-Closing Period:

         (a) FDI and its Representatives upon reasonable advance notice to FDI, during normal business hours and without undue disruption of the business of FDI, provide the Purchaser and its Representatives with free and complete access to FDI's Representatives, personnel and assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to FDI;

         (b) FDI and its Representatives provide the Purchaser and its Representatives with such copies of existing books, records, Tax Returns, work papers and other documents and information relating to FDI as the Purchaser may request in good faith; and

         (c) FDI and its Representatives compile and provide the Purchaser and its Representations with such additional financial, operating and other data and information relating to FDI as the Purchaser may request in good faith.

   4.2 Operation of Business. FDI and the Parent Companies shall ensure that, during the Pre-Closing Period:

         (a) RadNet does not directly or indirectly sell or otherwise transfer, or offer, agree or commit (in writing or otherwise) to sell or otherwise transfer, any of the Shares or any interest in or right relating to any of the Shares;

         (b) RadNet does not permit, or offer, agree or commit (in writing or otherwise) to permit, any of the Shares to become subject, directly or indirectly, to any Encumbrance;

         (c) FDI conducts its operations exclusively in the Ordinary Course of Business and in the same manner as such operations have been conducted prior to the date of this Agreement;

         (d) FDI utilizes its Best Efforts to preserve intact its current business organization, keep available the services of its current officers and employees and maintain its relations and good will with all suppliers, customers, landlords, creditors, licensors, licensees, employees and other Persons having business relationships with FDI;

         (e) FDI keeps in full force all insurance  policies  identified in Part
2.20 of the Disclosure Schedule;

         (f) FDI immediately notifies the Purchaser of any inquiry, proposal or offer from any Person relating to any Acquisition Transaction;

         (g) FDI does not declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock, and does not repurchase, redeem or otherwise reacquire any shares of capital stock or other securities;

         (h) FDI does not sell or otherwise issue any shares of capital stock or any other securities;

         (i) FDI does not amend its articles of incorporation or bylaws, and does not effect or become a party to any Acquisition Transaction, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction;

         (j) FDI does not form any subsidiary or acquire any equity interest or other interest in any other Entity;

         (k) FDI does not make any capital expenditure, except for capital expenditures that are made in the Ordinary Course of Business and that, when added to all other capital expenditures made on behalf of FDI during the Pre-Closing Period, do not exceed $25,000 in the aggregate;

         (l) FDI does not enter into or permit any of the assets owned or used by FDI to become bound by any Contract, except for any Excluded Contract;

         (m) FDI does not incur, assume or otherwise become subject to any Liability, except for current liabilities (of the type required to be reflected in the "liabilities" column of a balance sheet prepared in accordance with GAAP) incurred in the Ordinary Course of Business;

         (n) FDI does not establish or adopt any Employee Benefit Plan, and does not pay any bonus or make any profit-sharing or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees;

         (o) FDI does not change any of its methods of accounting or accounting practices in any respect;

         (p)   FDI does not make any Tax election;

         (q) FDI does not commence any Proceeding out of the Ordinary Course of Business;

         (r) FDI does not enter into any transaction or take any other action of the type referred to in Section 2.5;

         (s) FDI does not enter into any transaction or take any other action outside the Ordinary Course of Business;

         (t) FDI does not enter into any transaction or take any other action that might cause or constitute a breach of any representation or warranty made by FDI or the Companies in this Agreement or in the Closing Certificate; and

         (u) FDI does not agree, commit or offer (in writing or otherwise), and does not attempt, to take any of the actions described in clauses "(k)" through "(t)" of this Section 4.2.

   4.3 Filings and Consents. FDI and the Parent Companies shall ensure that:

         (a) any filing or notice required to be made or given (pursuant to any applicable Legal Requirement, Order or Contract, or otherwise) by FDI or the Parent Companies in connection with the execution and delivery of any of the Transactional Agreements or in connection with the consummation or performance of any of the Transactions is made or given as soon as possible after the date of this Agreement;

         (b) each Consent required to be obtained (pursuant to any applicable Legal Requirement, Order or Contract, or otherwise) by FDI or the Parent Companies in connection with the execution and delivery of any of the Transactional Agreements or in connection with the consummation or performance of any of the Transactions (including each of the Consents identified in Part
2.25 of the Disclosure Schedule) is obtained as soon as possible after the date of this Agreement and remains in full force and effect through the Closing Date;

         (c) FDI promptly delivers to the Purchaser a copy of each filing made, each notice given and each Consent obtained by FDI or the Parent Companies during Pre-Closing Period; and

         (d) during the Pre-Closing Period, FDI and its Representatives cooperate with the Purchaser and with the Purchaser's Representatives, and prepare and make available such documents and take such other actions as the Purchaser may request in good faith, in connection with any filing, notice or Consent that the Purchaser is required or elects to make, give or obtain.

   4.4 Notification; Updates to Disclosure Schedule. During the Pre-Closing Period, FDI and the Parent Companies shall promptly notify the Purchaser in writing of:

         (a) the discovery by FDI or the Parent Companies of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes a breach of any representation or warranty made by FDI or the Parent Companies in this Agreement;

         (b) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute a breach of any representation or warranty made by FDI or the Parent Companies in this Agreement if (A) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance, or (B) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement;

         (c) any breach of any covenant or obligation of FDI or the Parent Companies; and

         (d) any event, condition, fact or circumstance that may make the timely satisfaction of any of the conditions set forth in Section 6 or Section 7 impossible or unlikely.

   4.5 Payment of Indebtedness by Related Parties. FDI and the Parent Companies shall cause all indebtedness and other Liabilities of each Related Party to FDI (including any such indebtedness or other Liability identified in Part 2.21 of the Disclosure Schedule) to be assumed by the Parent Companies or discharged and paid in full prior to the Closing except for the accounts payable of FDI related to medical services providers for services provided through the Closing Date (the "Imaging Center Payables").

   4.6 No Negotiation. FDI and the Parent Companies shall ensure that, during the Pre-Closing Period, neither FDI nor any of FDI's Representatives directly or indirectly:

         (a) solicits or encourages the initiation of any inquiry, proposal or offer from any Person (other than the Purchaser) relating to any Acquisition Transaction;

         (b) participates in any discussions or negotiations with, or provides any non-public information to, any Person (other than the Purchaser) relating to any Acquisition Proposal; or

         (c) considers the merits of any unsolicited inquiry, proposal or offer from any Person (other than the Purchaser) relating to any Acquisition Transaction.

   4.7 Best Efforts. During the Pre-Closing Period, FDI and the Parent Companies shall use their Best Efforts to cause the conditions set forth in Sections 6 and
7.3 to be satisfied on a timely basis.

   4.8 Confidentiality. FDI and the Parent Companies shall ensure that, during the Pre-Closing Period:

         (a) FDI and its Representatives keep strictly confidential the existence and terms of this Agreement;

         (b) neither FDI nor any of its Representatives issues or disseminates any press release or other publicity or otherwise makes any disclosure of any nature (to any of FDI's suppliers, customers, landlords, creditors or employees or to any other Person) regarding any of the Transactions, except to the extent that FDI is required by law to make any such disclosure regarding the Transactions; and

         (c) if FDI is required by law to make any disclosure regarding the Transactions, FDI advises the Purchaser, at least one business day before making such disclosure, of the nature and content of the intended disclosure.

   4.9 Excluded Assets. Prior to the Closing, the Parent Companies will cause the Excluded Assets to be assigned and transferred by FDI to RadNet or an affiliate of RadNet, such that as of the Closing the Excluded Assets will no longer be assets of FDI.

   4.10 Excluded Liabilities. Prior to the Closing, the Parent Companies will cause the Excluded Liabilities to be assumed by RadNet or an affiliate of RadNet.

SECTION 5.     PRE-CLOSING COVENANTS OF PURCHASER

   5.1 Best Efforts. During the Pre-Closing Period, Purchaser shall use its Best Efforts to cause the conditions set forth in Section 7 to be satisfied on a timely basis.

   5.2  Confidentiality.  Purchaser  shall ensure that,  during the  Pre-Closing
Period:

         (a) Purchaser and its Representatives keep strictly confidential the existence and terms of this Agreement;

         (b) neither Purchaser nor any of its Representatives issues or disseminates any press release or other publicity or otherwise makes any disclosure of any nature (to any of Purchaser's suppliers, customers, landlords, creditors or employees or to any other Person) regarding any of the Transactions, except to the extent that Purchaser is required by law to make any such disclosure regarding the Transactions; and

         (c) if Purchaser is required by law to make any disclosure regarding the Transactions, Purchaser advises FDI, at least five business days before making such disclosure, of the nature and content of the intended disclosure.

SECTION 6.     CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATION TO CLOSE
   The Purchaser's obligation to purchase the Shares and to take the other actions required to be taken by the Purchaser at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Purchaser, in whole or in part, in accordance with Section 11.11):

   6.1 Accuracy of  Representations.  All of the  representations and warranties
made  by  FDI  and  the  Parent   Companies   in  this   Agreement   (considered
collectively), and each of said representations and warranties (considered individually), shall have been accurate in all material respects as of the date of this Agreement, and shall be accurate in all material respects as of the Closing Date as if made at the Closing Date, without giving effect to any update to the Disclosure Schedule.

   6.2   Performance of Obligations.

         (a) RadNet shall have delivered to the Purchaser the certificates representing the Shares as required by Section 1.3(b)(i).

         (b) All of the other covenants and obligations that FDI and the Parent Companies are required to comply with or to perform at or prior to the Closing (considered collectively), and each of said covenants and obligations (considered individually), shall have been duly complied with and performed in all material respects.

   6.3 Consents. Each of the Consents identified in Part 2.25 of the Disclosure Schedule shall have been obtained and shall be in full force and effect.

   6.4 No Adverse Change. There shall have been no material adverse change in FDI's business, condition, assets, liabilities, operations, financial performance, net income or prospects (or in any material aspect or material portion thereof) since the date of this Agreement.

   6.5 Additional Documents. Purchaser shall have received the following documents:

         (a) an opinion letter from Primedex's general counsel, dated the Closing Date, in the form of Exhibit F; and

         (b) such other documents as the Purchaser may request in good faith for the purpose of (i) evidencing the accuracy of any representation or warranty made by FDI or the Parent Companies, (ii) evidencing the compliance by FDI or the Parent Companies with, or the performance by FDI or the Parent Companies of, any covenant or obligation set forth in this Agreement, (iii) evidencing the satisfaction of any condition set forth in this Section 6, or (iv) otherwise facilitating the consummation or performance of any of the Transactions.

   6.6 No Proceedings. Since the date of this Agreement, there shall not have been commenced or threatened against the Purchaser, or against any Person affiliated with the Purchaser, any Proceeding (a) involving any challenge to, or seeking damages or other relief in connection with, any of the Transactions, or
(b) that may have the effect of preventing, delaying, making illegal or otherwise interfering with any of the Transactions.

   6.7 No Claim Regarding Stock Ownership or Sale Proceeds. No Person shall have made or threatened any claim asserting that such Person (a) may be the holder or the beneficial owner of, or may have the right to acquire or to obtain beneficial ownership of, any capital stock or other securities of FDI, or (b) may be entitled to all or any portion of the Purchase Price.

   6.8 No Prohibition. Neither the consummation nor the performance of any of the Transactions will, directly or indirectly (with or without notice or lapse of time), contravene or conflict with or result in a violation of, or cause the Purchaser or any Person affiliated with the Purchaser to suffer any adverse consequence under, any applicable Legal Requirement or Order.

   6.9 Sublease. FDI and RadNet shall have executed the Sublease, the form of which is attached hereto as Exhibit G, which shall provide FDI with the right to rent-free occupancy of its principal offices at 1516 Cotner Avenue, Los Angeles, California 90025 for a period of twelve (12) months from the Closing Date.

   6.10 Non-Competition and Nondisclosure Agreement. Each of Primedex and RadNet shall have executed the Noncompetition and Nondisclosure Agreement attached hereto as Exhibit H.

   6.11 License Agreement. Each of RadNet and FDI shall have executed the License Agreement attached hereto as Exhibit J.

   6.12 Employment Agreements. The Purchaser or FDI shall have entered into an employment agreement with Jaana Shellock in form reasonably satisfactory to the Purchaser.

   6.13 Proceedings and Instruments Satisfactory. All proceedings to be taken in connection with the transactions contemplated by this Agreement, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to Purchaser and its counsel.

SECTION 7.     CONDITIONS PRECEDENT TO RADNET'S OBLIGATION TO CLOSE.

   RadNet's obligation to sell the Shares and to take the other actions required to be taken by RadNet at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by RadNet, in whole or in part, in accordance with Section 11.11):

   7.1 Accuracy of Representations. All of the representations and warranties made by the Purchaser in this Agreement (considered collectively), and each of said representations and warranties (considered individually), shall have been accurate in all material respects as of the date of this Agreement and shall be accurate in all material respects as of the Closing Date as if made at the Closing Date.

   7.2 Performance of Obligations. All of the other covenants and obligations that the Purchaser is required to comply with or to perform pursuant to this Agreement at or prior to the Closing (considered collectively), and each of said covenants and obligations (considered individually), shall have been complied with and performed in all material respects.

   7.3 No Injunction. There shall not be in effect any injunction that shall have been entered by a court of competent jurisdiction since the date of this Agreement and that prohibits the sale of the Shares by RadNet to the Purchaser.

   7.4   Non-Competition   Agreement.   Purchaser   shall  have   executed   the
Non-Competition Agreement attached hereto as Exhibit H.

   7.5 License Agreement. Purchaser shall have executed the License Agreement attached hereto as Exhibit J.

   7.6 Legal Opinion. RadNet shall have received the following documents an opinion letter from Cooley Godward LLP, dated the Closing Date, in the form of Exhibit K.

   7.7 Proceedings and Instruments. All proceedings to be taken in connection with the transactions contemplated by this Agreement, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to RadNet and its counsel.

   7.8 Resolutions. RadNet shall have received certified Resolutions of the Board of Directors of the Purchaser, in form reasonably satisfactory to counsel for RadNet, authorizing the Purchaser's execution, delivery and performance of this Agreement and the actions to be taken by Purchaser hereunder.

   7.9 Good Standing Certificates. RadNet shall have received good standing certificates issued by the Secretary of State of Delaware with respect to the Purchaser, dated within one week prior to the Closing Date.

   7.10 Consents. RadNet shall have received any and all agreements and consents of any governmental authorities and agencies, and any parties to any material contracts or agreements of RadNet, to the extent required in connection with the transactions contemplated by this Agreement.

SECTION 8.     TERMINATION

   8.1  Termination  Events.  This  Agreement  may be  terminated  prior  to the
Closing:

         (a) by the Purchaser if (i) there is a material breach of any covenant or obligation of FDI or the Parent Companies, or (ii) the Purchaser reasonably determines that the timely satisfaction of any condition set forth in Section 6 has become impossible or impractical (other than as a result of any failure on the part of the Purchaser to comply with or perform its covenants and obligations under this Agreement);

         (b) by RadNet if (i) there is a material breach of any covenant or obligation of the Purchaser, or (ii) RadNet reasonably determines that the timely satisfaction of any condition set forth in Section 7 has become impossible or impractical (other than as a result of any failure on the part of FDI or the Parent Companies to comply with or perform any covenant or obligation set forth in this Agreement);

         (c) by the Purchaser if the Closing has not taken place on or before September 15, 1997 (other than as a result of any failure on the part of the Purchaser to comply with or perform its covenants and obligations under this Agreement);

         (d) by RadNet if the Closing has not taken place on or before September 15, 1997 (other than as a result of the failure on the part of FDI or the Parent Companies to comply with or perform any covenant or obligation set forth in this Agreement); or

         (e) by the mutual consent of the Purchaser and RadNet.

   8.2 Termination Procedures. If the Purchaser wishes to terminate this Agreement pursuant to Section 8.1(a) or Section 8.1(c), the Purchaser shall deliver to RadNet a written notice stating that the Purchaser is terminating this Agreement and setting forth a brief description of the basis on which the Purchaser is terminating this Agreement. If RadNet wishes to terminate this Agreement pursuant to Section 8.1(b) or Section 8.1(d), RadNet shall deliver to the Purchaser a written notice stating that RadNet is terminating this Agreement and setting forth a brief description of the basis on which RadNet is terminating this Agreement.

   8.3 Effect of  Termination.  If this  Agreement  is  terminated  pursuant  to
Section 8.1, all further obligations of the parties under this Agreement shall terminate; provided, however, that:

         (a) no party shall be relieved of any obligation or other Liability arising from any breach by such party of any provision of this Agreement;

         (b) the parties shall, in all events, remain bound by and continue to be subject to the provisions set forth in Section 10; and

         (c) the parties shall, in all events, remain bound by and continue to be subject to Sections 4.8 and 5.2.

   8.4 Nonexclusivity of Termination  Rights. The termination rights provided in
Section 8.1 shall not be deemed to be exclusive. Accordingly, the exercise by any party of its right to terminate this Agreement pursuant to Section 8.1 shall not be deemed to be an election of remedies and shall not be deemed to prejudice, or to constitute or operate as a waiver of, any other right or remedy that such party may be entitled to exercise (whether under this Agreement, under any other Contract, under any statute, rule or other Legal Requirement, at common law, in equity or otherwise).

SECTION 9.     INDEMNIFICATION, ETC.

   9.1   Survival of Representations and Covenants.

         (a) The representations, warranties, covenants and obligations of each party shall survive for a period of two years from and after the Closing Date:

               (i)   the Closing and the sale of the Shares to the Purchaser;

               (ii) any sale or other disposition of any or all of the Shares by the Purchaser ;
and

               (iii) any Acquisition Transaction effected by or otherwise involving the Purchaser or FDI.

         (b) For purposes of this Agreement, each statement or other item of information set forth in the Disclosure Schedule or in any update to the Disclosure Schedule shall be deemed to be a representation and warranty made by FDI and the Parent Companies in this Agreement.

   9.2 Indemnification by RadNet and Primedex. RadNet and Primedex, jointly and severally, shall hold harmless and indemnify each of the Indemnitees from and against, and shall compensate and reimburse each of the Indemnitees for, any Damages which are directly or indirectly suffered or incurred by any of the Indemnitees or to which any of the Indemnitees may otherwise become subject at any time (regardless of whether or not such Damages relate to any third-party claim) and which arise directly or indirectly from or as a direct or indirect result of, or are directly or indirectly connected with:

               (i) any breach of any representation or warranty made by FDI or the Parent Companies in this Agreement;

               (ii) any breach of any representation, warranty, statement, information or provision contained in the Disclosure Schedule or in any other document executed and delivered to the Purchaser or any of its Representatives at the Closing by or on behalf of FDI or any of FDI's Representatives;

               (iii) any breach of any covenant or obligation of FDI or the Parent Companies;
or

               (iv) any Liability to which FDI or any of the other Indemnitees may become subject and that arises directly or indirectly from or relates directly or indirectly to any service performed, by or on behalf of any of the Companies on or at any time prior to the Closing Date.

In addition, RadNet and Primedex, jointly and severally, shall hold harmless and indemnify each of the Indemnitees from and against, and shall compensate and reimburse each of the Indemnitees for, any Damages relating to any and all Excluded Liabilities.

         9.3 Indemnification by the Purchaser. The Purchaser shall hold harmless and indemnify each of the Primedex Indemnitees from and against, and shall compensate and reimburse each of the Primedex Indemnitees for, any Damages which are directly or indirectly suffered or incurred by any of the Primedex Indemnitees or to which any of the Primedex Indemnitees may otherwise become subject at any time (regardless of whether or not such Damages relate to any third-party claim) and which arise directly or indirectly from or as a direct or indirect result of, or are directly or indirectly connected with:

               (i) any breach by any representation or warranty made by the Purchaser in this Agreement (without giving effect to any update to the Purchaser's Disclosure Schedule);

               (ii) any breach of any representation, warranty, statement, information or provision contained in the Purchaser's Disclosure Schedule or in any other document delivered or otherwise made available to the Companies or any of their Representatives by or on behalf of the Purchaser or any of its Representatives;

               (iii) any breach of any covenant or obligation of the Purchaser;
or

               (iv) any Liability to which the Primedex or RadNet or any of the other Primedex Indemnitees may become subject and that arises directly or indirectly from or relates directly or indirectly to any service performed, by or on behalf of FDI on or at any time after to the Closing Date, except as specifically contemplated hereby.

   9.4 No Contribution. Each of RadNet and Primedex waives, and acknowledges and agrees that RadNet and Primedex shall not have and shall not exercise or assert or attempt to exercise or assert, any right of contribution or right of indemnity or any other right or remedy against FDI in connection with any indemnification obligation or any other Liability to which RadNet and Primedex may become subject under any of the Transactional Agreements or otherwise in connection with any of the Transactions.

   9.5 Interest. Any party that is required to indemnify any other Person pursuant to this Section 9 with respect to any Damages shall also be required to pay such other Person interest on the amount of such Damages (for the period commencing as of the date on which such other Person first incurred or otherwise became subject to such Damages and ending on the date on which the applicable indemnification payment is made by such party) at a floating rate equal to the lesser of (i) three percentage points above the rate of interest publicly announced by Bank of America, N.T. & S.A. from time to time as its prime, base or reference rate or (ii) the maximum rate permitted by applicable law.

   9.6 Setoff. In addition to any rights of setoff or other rights that the Purchaser or any of the other Indemnitees may have at common law or otherwise, the Purchaser shall have the right (after obtaining a favorable decision in arbitration pursuant to this Agreement or in a court of competent jurisdiction) to set off any amount that may be owed to any Indemnitee under this Section 9 against any amount otherwise payable by any Indemnitee to RadNet.

   9.7 Nonexclusivity of Indemnification Remedies. The indemnification remedies and other remedies provided in this Section 9 shall not be deemed to be exclusive. Accordingly, the exercise by any Person of any of its rights under this Section 9 shall not be deemed to be an election of remedies and shall not be deemed to prejudice, or to constitute or operate as a waiver of, any other right or remedy that such Person may be entitled to exercise (whether under this Agreement, under any other Contract, under any statute, rule or other Legal Requirement, at common law, in equity or otherwise).

   9.8 Defense of Third Party Claims. In the event of the assertion or commencement by any Person of any claim or Proceeding (whether against FDI, against any other Indemnitee or against any other Person) with respect to which any of RadNet and Primedex may become obligated to indemnify, hold harmless, compensate or reimburse any Indemnitee pursuant to this Section 9, the Purchaser shall have the right, at its election, to designate RadNet and Primedex to assume the defense of such claim or Proceeding at the sole expense of RadNet and Primedex. If the Purchaser so elects to designate RadNet and Primedex to assume the defense of any such claim or Proceeding:

         (a) RadNet and Primedex shall proceed to defend such claim or Proceeding in a diligent manner with counsel satisfactory to the Purchaser;

         (b) the Purchaser shall make available to RadNet and Primedex any non-privileged documents and materials in the possession of the Purchaser that may be necessary to the defense of such claim or Proceeding;

         (c) RadNet and Primedex shall keep the Purchaser informed of all material developments and events relating to such claim or Proceeding;

         (d) the Purchaser shall have the right to participate in the defense of such claim or Proceeding;

         (e) RadNet and Primedex shall not settle, adjust or compromise such claim or Proceeding without the prior written consent of the Purchaser; provided, however, that Purchaser shall not unreasonably withhold such consent.

If the Purchaser does not elect to designate RadNet and Primedex to assume the defense of any such claim or Proceeding (or if, after initially designating RadNet and Primedex to assume such defense, the Purchaser elects to assume such defense), the Purchaser may proceed with the defense of such claim or Proceeding on its own. If the Purchaser so proceeds with the defense of any such claim or Proceeding on its own:

               (i) all expenses relating to the defense of such claim or Proceeding (whether or not incurred by the Purchaser) shall be borne and paid exclusively by RadNet and Primedex;

               (ii) RadNet and Primedex shall make available to the Purchaser any documents and materials in their possession or control that may be necessary to the defense of such claim or Proceeding;

               (iii) the Purchaser shall keep RadNet and Primedex informed of all material developments and events relating to such claim or Proceeding; and

               (iv) the Purchaser shall have the right to settle, adjust or compromise such claim or Proceeding with the consent of RadNet and Primedex; provided, however, that RadNet and Primedex shall not unreasonably withhold such consent.

In the event that the Purchaser shall be obligated to indemnify Primedex or RadNet pursuant to this Section 9, Primedex and RadNet shall have the same rights and obligations as Primedex Indemnitees as the Purchaser has under this
Section 9.7 as an Indemnitee.

   9.9 Exercise of Remedies by Certain. No Indemnitee (other than the Purchaser or any successor thereto or assign thereof) shall be permitted to assert any indemnification claim or exercise any other remedy under this Agreement unless the Purchaser (or any successor thereto or assign thereof) shall have consented to the assertion of such indemnification claim or the exercise of such other remedy. No Primedex Indemnitee (other than Primedex or any successor thereto or assign thereof) shall be permitted to assert any indemnification claim or exercise any other remedy under this Agreement unless Primedex (or any successor thereto or assign thereof) shall have consented to the assertion of such indemnification claim or the exercise of such other remedy.

   9.10 Limitations on Certain Indemnitees. Notwithstanding any other provision of this Agreement to the contrary, neither RadNet nor Primedex shall be liable to Purchaser with respect to Damages unless and until the aggregate amount of all Damages incurred by Purchaser shall exceed the sum of $20,000; and in such case liability shall extend from the first dollar of Damages.

SECTION 10.    POST-CLOSING EVENTS

   10.1 Books and Records. At any time and from time to time and after the Closing Date, Purchaser shall permit RadNet to have access, during normal business hours and without undue disruption of FDI's business, to those books and records of FDI relating to periods prior to the Closing Date, for purposes of preparing any tax filings or any other legitimate purpose of RadNet. Such books and records may be made available at any location where FDI maintains same, and all costs and expenses relating to such access and inspection shall be the responsibility of RadNet. In the event that, during the four year period beginning on the Closing Date, the Purchaser shall determine to destroy or dispose of any such books and records, the Purchaser shall use its best efforts to give notice thereof to RadNet not less than thirty (30) days prior to such disposition, and RadNet shall have the right, at its own cost and expense, to take possession of such books and records prior to their disposition.

   10.2  Employee Matters; Benefit Plan Matters.

         (a) Purchaser shall cause FDI to honor all accrued salary, vacation pay and sick pay benefits owed to employees of FDI. Any such benefits shall be calculated as of the Closing Date and be offset against the Purchase Price in accordance with Section 1.4 hereof. In the event that FDI shall determine to terminate the employment of any such employees subsequent to the Closing Date, then all severance payments (if any) arising from such termination shall be the responsibility of FDI. Nothing contained in this Section 10.2(a) shall be deemed to constitute any assurance or guaranty of employment to any employees of FDI.

         (b) Except with respect to any employees of FDI who do not remain employed with FDI from and after the Closing Date, RadNet shall comply with all requirements of law in order to permit the employees of FDI to withdraw the amounts in their respective accounts in the Primedex or RadNet 401(k) Plan and any other employee benefit Plan(s) covering employees or one or more RadNet-affiliated entities in addition to FDI.

         (c) Nothing contained in this Agreement shall be deemed to abrogate or impair the right of Purchaser to determine which employees will be retained by FDI from and after the Closing Date, and/or the compensation and benefits to be paid from and after the Closing Date to those employees retained by FDI, provided, however, that, subject to any required waiting periods and eligibility criteria, Purchaser will cause all employees retained by FDI on and after the Closing Date to be offered the opportunity to participate in the group health programs generally offered to employees of Purchaser.

   10.3 Taxes. To the extent that any Taxes shall be payable on or in the respect of the net income of FDI for periods from and after the Closing Date,
(i) such taxes shall, subject to the Closing, constitute the sole responsibility of FDI (subject to any consolidation effected by Purchaser), and (ii) subject to the Closing, such net income and taxes thereon shall not be reported or payable by RadNet or any member of its consolidated tax group.

   10.4 Further Assurances. From time to time and after the Closing Date the parties will take any and all action and execute and deliver to one another any and all further agreements, instruments, certificates and other documents, as may reasonably be requested by any other party in order more fully to consummate the transactions contemplated hereby, and to effect an orderly transaction of the ownership and operations of FDI.

SECTION 11.    MISCELLANEOUS PROVISIONS

   11.1 Joint and Several Liability. Subject to Section 9.3:

         (a) RadNet and Primedex jointly and severally agree that they shall be jointly and severally liable with FDI for the due and timely compliance with and performance of each of the covenants and obligations of FDI set forth in this Agreement;

         (b) RadNet and Primedex agree that each shall be jointly and severally liable with the other for the due and timely compliance with and performance of each of the covenants and obligations of the other set forth in this Agreement; and

         (c) FDI agrees that, prior to the Closing, FDI shall be jointly and severally liable with RadNet and Primedex for the due and timely compliance with and performance of each of the covenants and obligations of RadNet and Primedex set forth in this Agreement (including the indemnification obligations of RadNet and Primedex set forth in Section 9).

   11.2 Further Assurances. Each party hereto shall execute and/or cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request (prior to, at or after the Closing) for the purpose of carrying out or evidencing any of the Transactions.

   11.3  Fees and Expenses.

         (a) Without limiting the generality of anything contained in Section 11.3(b), RadNet shall bear and pay all fees, costs and expenses (including all legal fees and expenses payable to its counsel that have been incurred or that are in the future incurred by, on behalf of or for the benefit of the Companies in connection with:

               (i) the negotiation, preparation and review of any term sheet or similar document relating to any of the Transactions;

               (ii) FDI's costs and expenses associated with the investigation and review conducted by the Purchaser and its Representatives with respect to FDI's business;

               (iii) the negotiation, preparation and review of this Agreement (including the Disclosure Schedule), the other Transactional Agreements and all certificates, opinions and other instruments and documents delivered or to be delivered by the Companies in connection with the Transactions;

               (iv) the preparation and submission of any filing or notice required to be made or given by the Companies in connection with any of the Transactions, and the obtaining of any Consent required to be obtained in connection with any of the Transactions; and

               (v) the consummation and performance of the Transactions by the Companies.

FDI shall not bear or pay, and RadNet and Primedex shall not permit FDI to bear or pay, any such fees, costs or expenses.

         (b) Subject to the provisions of Section 9 (including the indemnification and other obligations of RadNet and Primedex thereunder), the Purchaser shall bear and pay all fees, costs and expenses (including all legal fees and expenses payable to Cooley Godward LLP) that have been incurred or that are in the future incurred by or on behalf of the Purchaser in connection with:

               (i) the negotiation, preparation and review of any term sheet or similar document relating to any of the Transactions;

               (ii) the investigation and review conducted by the Purchaser and its Representatives with respect to FDI's business;

               (iii) the negotiation, preparation and review of this Agreement, the other Transactional Agreements and all certificates, opinions and other instruments and documents delivered or to be delivered in connection with the Transactions; and

               (iv) the consummation and performance of the Transactions.

   11.4 Attorneys' Fees. If any legal action or other legal proceeding relating to any of the Transactional Agreements or the enforcement of any provision of any of the Transactional Agreements is brought against any party hereto, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

   11.5  Arbitration

         (a) Except as otherwise provided in this Section 11.5 any controversy, dispute or claim of any nature arising out of, in connection with or in relation to the interpretation, performance or breach of this Agreement, including any claim based on contract, tort or statute, shall be resolved at the request of any party to this Agreement by final and binding arbitration conducted (i) by an arbitrator ("Arbitrator") of the Judicial Arbitration & Mediation Services, Inc. Los Angeles, elected pursuant to the rules and regulations thereof, (ii) at a location in Los Angeles, California selected by the Panel, and (iii) administered in accordance with the California Arbitration Act and the then existing Rules of Practice and Procedure of Judicial Arbitration & Mediation Services, Inc. The decision of the Arbitrator shall be governed by and in accord with all applicable California and federal laws. Judgment upon any award rendered by the Arbitrator may be entered by any state or federal court having jurisdiction thereof. The Arbitrator shall not be empowered to award punitive damages. In any arbitration proceeding, the parties will have the rights under section 1283.05 of the California Code of Civil Procedure.

         (b) Any party may seek from a court any interim or provisional relief that may be necessary to protect or preserve its rights under this Agreement pending the establishment of an arbitration proceeding under this Section 11.5 and the Arbitrator's determination of the merits of the controversy; provided, however, that the Arbitrator shall be empowered to dissolve, discharge or otherwise release such interim or provisional relief at any time before conclusion of proceedings upon a proper showing. The Arbitrator shall be empowered to award monetary damages to any party for loss occasioned by such interim or provisional relief upon an ultimate showing of lack of merit.

         (c) The Arbitrator shall render a final award within ninety (90) days after the date of its appointment, plus such additional time, if any, as the Arbitrator permits for discovery pursuant to this Section 11.5

         (d) The Arbitrator may award to the prevailing party, if any, as determined by the Arbitrator, part or all of the prevailing party's costs and fees. "Costs and fees" means all reasonable pre-award expenses of the arbitration, including the Arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses such as photocopy, telecopy and telephone charges, witness fees and attorney's fees.

         (e)  The  award  of  the  arbitration  shall  be  final,   binding  and
nonappealable.

   11.6 Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by telecopier) to the address or telecopier number set forth beneath the name of such party below (or to such other address or telecopier number as such party shall have specified in a written notice given to the other parties hereto):

         if to FDI:

               Future Diagnostics, Inc.
               1516 Cotner Avenue
               Los Angeles, CA 90025
               Attention:  Jaana Shellock
               Telecopier: (310) 478-5810

         if to RadNet:

               RadNet Managed Imaging Services, Inc.
               1516 Cotner Avenue
               Los Angeles, CA 90025
               Attention:  Steve Hirschtick, Esq., Senior Vice President
               Telecopier: (310) 478-5810

         if to Primedex:

               Primedex Health Systems, Inc.
               1516 Cotner Avenue
               Los Angeles, CA 90025
               Attention:  Steve Hirschtick, Esq., Senior Vice President
               Telecopier: (310) 478-5810

         if to the Purchaser:

               Preferred Health Management, Inc.
               20700 Ventura Boulevard, Suite 100
               Woodland Hills, CA  91356
               Attention:   Louis W. Spidalette
               Telecopier:  (818) 227-9943

               with a copy to:

               Cooley Godward LLP
               Five Palo Alto Square
               3000 El Camino Real
               Palo Alto, CA  94306-2155
               Attention:   Michael J. Sullivan
               Telecopier:  (650) 857-0663

   11.7 Headings. The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

   11.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

   11.9 Governing Law. This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of California (without giving effect to principles of conflicts of laws).

   11.10 Successors and Assigns. This Agreement shall be binding upon: FDI and its successors and assigns (if any); RadNet and Primedex and their successors and assigns (if any); and the Purchaser and its successors and assigns (if any). This Agreement shall inure to the benefit of: FDI; RadNet; Primedex; the Purchaser; the other Indemnitees (subject to Section 9.9); and the respective successors and assigns (if any) of the foregoing. The Purchaser may freely assign any or all of its rights under this Agreement (including its indemnification rights under Section 9), in whole or in part, to any other Person without obtaining the consent or approval of any other party hereto or of any other Person.

   11.11 Remedies Cumulative; Specific Performance. The rights and remedies of the parties hereto shall be cumulative (and not alternative). The parties agree that in the event of any breach or threatened breach by any other party of any covenant, obligation or other provision set forth in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it) to (i) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (ii) an injunction restraining such breach or threatened breach.

   11.12 Waiver.

         (a) No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

         (b) No Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

   11.13 Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of the Purchaser and RadNet.

   11.14 Severability. In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

   11.15 Parties in Interest. Except for the provisions of Section 9 hereof, none of the provisions of this Agreement is intended to provide any rights or remedies to any Person other than the parties hereto and their respective successors and assigns (if any).

   11.16 Entire Agreement. The Transactional Agreements set forth the entire understanding of the parties relating to the subject matter thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter thereof.

   11.17 Construction.

         (a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

         (b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.


PURCHASER:                       PREFERRED HEALTH MANAGEMENT, INC.



                                    By:   /s/ Louis W. Spidalette
                                          ------------------------------
                                          Louis W. Spidalette, President


FDI:                                FUTURE DIAGNOSTICS, INC.



                                    By:  /s/ Jaana Shellock
                                         -------------------------------
                                         Jaana Shellock, President


RADNET:                             RADNET MANAGED IMAGING SERVICES, INC.


                                    By:  /s/ Jaana Shellock
                                         -------------------------------
                                         Jaana Shellock, President


PRIMEDEX:                           PRIMEDEX HEALTH SYSTEMS, INC.


                                    By:  /s/ Howard G. Berger
                                         -------------------------------
                                         Howard G. Berger, President

                                   EXHIBIT A

                              CERTAIN DEFINITIONS


      For purposes of the Agreement (including this Exhibit A):

      Acquisition Transaction. "Acquisition Transaction" shall mean any transaction involving:

            (a) the sale or other disposition of all or any portion of FDI's business or assets (other than in the Ordinary Course of Business);

            (b) the issuance, sale or other disposition of (i) any capital stock of FDI, (ii) any option, call, warrant or right (whether or not immediately exercisable) to acquire any capital stock of FDI, or (iii) any security, instrument or obligation that is or may become convertible into or exchangeable for any capital stock of FDI; or

            (c) any merger, consolidation, business combination, share exchange, reorganization or similar transaction involving FDI, other than a transaction contemplated pursuant to the terms of this Agreement.

      Agreement. "Agreement" shall mean the Stock Purchase Agreement to which this Exhibit A is attached (including the Disclosure Schedule), as it may be amended from time to time.

      Best Efforts. "Best Efforts" shall mean the efforts that a prudent Person desiring to achieve a particular result would use in order to ensure that such result is achieved as expeditiously as possible.

      CERCLA. "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act.

      Closing. "Closing" shall have the meaning specified in Section 1.3(a) of the Agreement.

      Closing Date. "Closing Date" shall have the meaning specified in Section 1.3(a) of the Agreement.

      Code.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

      Companies.  "Companies" shall mean FDI, RadNet and Primedex.

      Company Plan. "Company Plan" shall mean any Current Benefit Plan or Past Benefit Plan.

      Comparable Entities. "Comparable Entities" shall mean Entities (other than FDI) that are engaged in businesses similar to FDI's business.

      Consent. "Consent" shall mean any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

      Contract. "Contract" shall mean any written or oral agreement, contract, understanding, arrangement, instrument, note, guaranty, indemnity, representation, warranty, deed, assignment, power of attorney, certificate, purchase order, work order, insurance policy, benefit plan, commitment, covenant, assurance or undertaking of any nature.

      Current Benefit Plan. "Current Benefit Plan" shall mean any Employee Benefit Plan that is currently in effect and:

                  (a) that was established or adopted by any of the Companies or any ERISA Affiliate or is maintained or sponsored by FDI;

                  (b)   in which FDI participates;

                  (c) with respect to which FDI or any ERISA Affiliate is or may be required or permitted to make any contribution; or

                  (d) with respect to which FDI or any ERISA Affiliate is or may become subject to any Liability.

      Damages. "Damages" shall include any loss, damage, injury, decline in value, Liability, claim, demand, settlement, judgment, award, fine, penalty, Tax, fee (including any legal fee, expert fee, accounting fee or advisory fee), charge, cost (including any cost of investigation) or expense of any nature.

      Disclosure Schedule. "Disclosure Schedule" shall mean the schedule (dated as of the date of the Agreement) delivered to the Purchaser on behalf of the Companies, a copy of which is attached to the Agreement and incorporated in the Agreement by reference.

      Employee Liabilities. "Employee Liabilities" shall have the meaning specified in Section 1.4 of the Agreement.

      Employee Benefit Plan. "Employee Benefit Plan" shall have the meaning specified in Section 3(3) of ERISA.

      Encumbrance. "Encumbrance" shall mean any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, equity, trust, equitable interest, claim, preference, right of possession, lease, tenancy, license, encroachment, covenant, infringement, interference, Order, proxy, option, right of first refusal, preemptive right, community property interest, legend, defect, impediment, exception, reservation, limitation, impairment, imperfection of title, condition or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

      Entity. "Entity" shall mean any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, cooperative, foundation, society, political party, union, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

  erISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974.

      ERISA Affiliate. "ERISA Affiliate" shall mean any Person that is, was or would be treated as a single employer with any of the Companies under Section 414 of the Code.

      Excluded Assets. "Excluded Assets" shall mean (i) all of FDI's proprietary computer software, including but not limited to the operating system software for the MSO and RMSO systems; (ii) certain equipment which is listed in Exhibit L to this Agreement; (iii) the Retrospective Coding Outcomes Database and (iv) the Clinical Precertification Review Guidelines Database.

      Excluded Contract.  "Excluded Contract" shall mean any FDI Contract that:

                  (a)   FDI has entered into in the Ordinary Course of Business;

                  (b) is identical in all material respects to one of the Standard Form Agreements;

                  (c) has a term of less than 90 days or may be terminated by FDI (without penalty) within 90 days after the delivery of a termination notice by FDI; and

                  (d) does not contemplate or involve the payment of cash or other consideration in an amount or having a value in excess of $10,000.

      Excluded Liabilities. "Excluded Liabilities" shall mean all of the Liabilities of FDI of every kind and nature whatsoever, except for those liabilities specifically identified as liabilities to be retained by FDI after the Closing in the Assignment and Assumption Agreement of even date herewith among the parties to this Agreement. Excluded Liabilities shall include, without limitation, (i) all liabilities associated with the employees of FDI prior to the Closing except for the Employee Liabilities and (ii) all liabilities associated with Matthew Iwamoto, M.D. v. Woodward Park Imaging, Inc. et al. (the "Iwamoto Litigation"). Primedex shall continue to be able to control the defense of the Iwamoto Litigation unless the Purchaser shall determine in good faith that a conflict of interest exists that makes the joint representation of all parties improper, in which case the Purchaser may retain its own counsel at Primedex's expense.

      FDI.  "FDI" shall mean Future Diagnostics, Inc., a California corporation.

      FDI Contract.  "FDI Contract" shall mean any Contract:

                  (a)   to which FDI is a party;

                  (b) by which FDI or any of its assets is or may become bound or under which FDI has, or may become subject to, any obligation; or

      (c) under which FDI has or may acquire any right or interest.

      FDI Financial Statements. "FDI Financial Statements" shall have the meaning specified in Section 2.4(a) of the Agreement.

      FDI Returns.  "FDI Returns" shall have the meaning specified in
Section 2.16(b) of the Agreement.

      GAAP. "GAAP" shall mean generally accepted accounting principles, applied on a basis consistent with the basis on which the FDI Financial Statements were prepared.

      Governmental Authorization.  "Governmental Authorization" shall mean any:

                  (a) permit, license, certificate, franchise, concession, approval, consent, ratification, permission, clearance, confirmation, endorsement, waiver, certification, designation, rating, registration, qualification or authorization that is, has been or may in the future be issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement; or

                  (b) right under any Contract with any Governmental Body.

      Governmental Body.  "Governmental Body" shall mean any:

                  (a)  nation,  principality,  state,  commonwealth,   province,
      territory, county, municipality, district or other jurisdiction of any nature;

            (b) federal, state, local, municipal, foreign or other government;

                  (c) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or Entity and any court or other tribunal);

                  (d)   multi-national organization or body; or

                  (e)  individual,  Entity or body  exercising,  or  entitled to
      exercise,   any   executive,   legislative,    judicial,   administrative,
      regulatory, police, military or taxing authority or power of any nature.

      Hazardous Material.  "Hazardous Material" shall include:

                  (a) any petroleum, waste oil, crude oil, asbestos, urea formaldehyde or polychlorinated biphenyl;

                  (b) any waste, gas or other substance or material that is explosive or radioactive;

                  (c) any  "hazardous  substance,"  "pollutant,"  "contaminant,"
      "hazardous waste," "regulated substance," "hazardous chemical" or "toxic chemical" as designated, listed or defined (whether expressly or by reference) in any statute, regulation or other Legal Requirement (including CERCLA, any other so-called "superfund" or "superlien" law, the Resource Conservation Recovery Act, the Federal Water Pollution Control Act, the Toxic Substances Control Act, the Emergency Planning and
      Community Right-to-Know Act and the respective regulations promulgated thereunder);

                  (d) any other substance or material (regardless of physical form) or form of energy that is subject to any Legal Requirement which regulates or establishes standards of conduct in connection with, or which otherwise relates to, the protection of human health, plant life, animal life, natural resources, property or the enjoyment of life or property from the presence in the environment of any solid, liquid, gas, odor, noise or form of energy; and

                  (e)  any  compound,   mixture,   solution,  product  or  other
      substance or material that contains any substance or material referred to in clause "(a)," "(b)," "(c)" or "(d)" above.

      Indemnitees.  "Indemnitees" shall mean the following Persons:

                  (a)   the Purchaser;

                  (b) the Purchaser's  current and future affiliates  (including
FDI);

                  (c) the respective Representatives of the Persons referred to in clauses "(a)" and "(b)" above; and

                  (d) the respective successors and assigns of the Persons referred to in clauses "(a)," "(b)" and "(c)" above;

provided, however, that FDI shall not be entitled to exercise any rights as an Indemnitee prior to the Closing.

      Knowledge. An individual shall be deemed to have "Knowledge" of a particular fact or other matter if such individual is actually aware of such fact or other matter.

FDI shall be deemed to have "Knowledge" of a particular fact or other matter if any officer, or senior employee of FDI has Knowledge of such fact or other matter.

      Legal Requirement. "Legal Requirement" shall mean any federal, state, local, municipal, foreign or other law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, ruling, directive, pronouncement, requirement, specification, determination, decision, opinion or interpretation that is or has been issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by any Governmental Body.

      Liability. "Liability" shall mean any debt, obligation, duty or liability of any nature (including any undisclosed, unmatured, unaccrued, contingent, indirect, conditional, implied, vicarious, derivative, joint, several or secondary liability), regardless of whether such debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with generally accepted accounting principles and regardless of whether such debt, obligation, duty or liability is immediately due and payable.

      Licensed Assets. "Licensed Assets" shall mean the intellectual property licensed by RadNet to Purchaser and FDI in accordance with the License Agreement.

      Net Provider Site Obligations.  "Net Provider Site Obligations" shall mean
(i) the aggregate value of FDI's obligations under its imaging center and medical service provider contracts on the books and records of the Company as of the close of business on September 3, 1997, minus (ii) the aggregate value of FDI's accounts receivable as of September 3, 1997.

      Order.  "Order" shall mean any:

                  (a) order, judgment, injunction, edict, decree, ruling, pronouncement, determination, decision, opinion, verdict, sentence, subpoena, writ or award that is or has been issued, made, entered, rendered or otherwise put into effect by or under the authority of any court, administrative agency or other Governmental Body or any arbitrator or arbitration panel to which FDI is a party or by which the Companies know (or should know) that FDI is bound; or

                  (b) Contract with any Governmental Body that is or has been entered into in connection with any Proceeding.

      Ordinary Course of Business. An action taken by or on behalf of FDI shall not be deemed to have been taken in the "Ordinary Course of Business" unless:

                  (a) such action is recurring in nature, is consistent with FDI's past practices and is taken in the ordinary course of FDI's normal day-to-day operations;

                  (b) such action is taken in accordance with sound and prudent business practices as reasonably determined by FDI;

                  (c) such action is not required to be authorized by FDI's stockholders, FDI's board of directors or any committee of FDI's board of directors and does not require any other separate or special authorization of any nature; and

                  (d) such action is similar in nature and magnitude to actions customarily taken, without any separate or special authorization, in the ordinary course of the normal day-to-day operations of other Entities that are engaged in businesses similar to FDI's business.

      Parent Companies.  "Parent Companies" shall mean RadNet and Primedex.

      Past Benefit Plan. "Past Benefit Plan" shall mean any Employee Benefit Plan (other than a Current Benefit Plan):

                  (a) of which any of the Companies or any ERISA Affiliate has ever been a "plan sponsor" (as defined in Section 3(16)(B) of ERISA) or that otherwise has at any time been established, adopted, maintained or sponsored by any of the Companies or by any ERISA Affiliate;

                  (b) in which any of the Companies or any ERISA Affiliate has ever participated;

                  (c) with respect to which any of the Companies or any ERISA Affiliate has ever made, or has ever been required or permitted to make, any contribution; or

                  (d) with respect to which any of the Companies or any ERISA Affiliate has ever been subject to any Liability.

      Person.  "Person" shall mean any individual, Entity or Governmental Body.

      Pre-Closing Period. "Pre-Closing Period" shall mean the period commencing as of the date of the Agreement and ending on the Closing Date.

      Primedex Indemnitees."Primedex Indemnitees" shall mean the following
Persons:

                  (a)   Primedex and RadNet;

                  (b) The current and future affiliates of Primedex and RadNet (excluding FDI);

                  (c) the respective Representatives of the Persons referred to in clauses "(a)" and "(b)" above; and

                  (d) the respective successors and assigns of the Persons referred to in clauses "(a)," "(b)" and "(c)" above.

      Primedex. "Primedex" shall mean Primedex Health Systems, Inc., a New York corporation.

      Proceeding. "Proceeding" shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination or investigation that is commenced, brought, conducted or heard by or before, or that involves, any Governmental Body or any arbitrator or arbitration panel.

      Proprietary Asset. "Proprietary Asset" shall mean any patent, patent application, trademark (whether registered or unregistered and whether or not relating to a published work), trademark application, trade name, fictitious business name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), copyright application, maskwork, maskwork application, trade secret, know-how, franchise, system, computer software, invention, design, blueprint, proprietary product, technology, proprietary right or other intellectual property right or intangible asset.

      Purchase Price.  "Purchase Price" shall have the meaning specified in
Section 1.2 of the Agreement.

      Purchaser. "Purchaser" shall mean Preferred Health Management, Inc., a Delaware corporation.

      Purchaser's Disclosure Schedule. "Purchaser's Disclosure Schedule" shall mean the schedule (dated as of the date of this Agreement) delivered to the Companies on behalf of Purchaser, a copy of which is attached to this Agreement and incorporated into this Agreement by reference.

      RadNet. "RadNet" shall mean RadNet Managed Imaging Services, Inc., a California corporation.

      Related Party. Each of the following shall be deemed to be a "Related Party":

                  (e)   RadNet;

            (f)   Primedex;

                  (g) each individual who is, or who has at any time been, an officer of FDI or of any of the Parent Companies;

                  (h) each member of the family of each of the individuals referred to in clauses "(a)" and "(b)" above; and

                  (i) any Entity (other than FDI) in which any one of the individuals referred to in clauses "(a)," "(b)" and "(c)" above holds (or in which more than one of such individuals collectively hold), beneficially or otherwise, a material voting, proprietary or equity interest.

      Representatives. "Representatives" shall mean officers, directors, employees, agents, attorneys, accountants, advisors and representatives. RadNet and Primedex and all other Related Parties shall be deemed to be
 "Representatives" of FDI.

      Shares. "Shares" shall have the meaning specified in the Recitals to the Agreement.

  Standard Form Agreements. "Standard Form Agreements" shall mean the forms of agreements attached as Appendices 2.12 to the Disclosure Schedule.

      Tax. "Tax" shall mean any tax (including any income tax, franchise tax, capital gains tax, estimated tax, gross receipts tax, value-added tax, surtax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, occupation tax, inventory tax, occupancy tax, withholding tax or payroll tax), levy, assessment, tariff, impost, imposition, toll, duty (including any customs duty), deficiency or fee, and any related charge or amount (including any fine, penalty or interest), that is, has been or may in the future be (a) imposed, assessed or collected by or under the authority of any Governmental Body, or (b) payable pursuant to any tax-sharing agreement or similar Contract.

      Tax Return. "Tax Return" shall mean any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information that is, has been or may in the future be filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

      Transactional Agreements.  "Transactional Agreements" shall mean:

                  (a)   the Agreement;

                  (b)   the Note; and

                  (c)  the  sublease,   noncompetition  agreements  and  license
      agreement referred to in Sections 6.9, 6.10, 6.11 and 7.4 and the Assignment and Assumption Agreement among the Purchaser and the Companies of even date herewith.

      Transactions. "Transactions" shall mean (a) the execution and delivery of the respective Transactional Agreements, and (b) all of the transactions contemplated by the respective Transactional Agreements, including:

                  (i) the sale of the Shares by RadNet to the Purchaser in accordance with the Agreement;

                  (ii) the assumption of obligations by the Purchaser pursuant so Sections 1.2(a)(ii) and 1.2(a)(iii);

                  (iii) the execution and delivery of the Note by the Purchaser;
                                 and

                  (iv) the performance by the Companies and the Purchaser of their respective obligations under the Transactional Agreements and the exercise by the Companies and the Purchaser of their respective rights under the Transactional Agreements.

      Unaudited Interim Balance Sheet. "Unaudited Interim Balance Sheet" shall have the meaning specified in Section 2.4(a)(iii) of the Agreement.

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